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Exhibit 99.1

SIMON PROPERTY GROUP
Overview

The Company

        Simon Property Group, Inc., ("Simon," "we," "us," "our," or the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P., or the Operating Partnership, is a majority-owned subsidiary partnership of the Company. Together, the Company and the Operating Partnership, or Simon Group, are engaged primarily in the ownership, development and management of retail real estate properties including regional malls, Premium Outlets®, The Mills®, community/lifestyle centers and international properties. At September 30, 2010, we owned or had an interest in 393 properties comprising 264 million square feet of gross leasable area in North America, Europe and Asia.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of September 30, 2010, for the Company and the Operating Partnership.

        Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, competitive market forces, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC. We may update that discussion in our periodic reports, but otherwise we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

SIMON PROPERTY GROUP
Overview

Reporting Calendar

        Results for the next two quarters will be announced according to the following approximate schedule:

Fourth Quarter 2010	February 4, 2011
First Quarter 2011	April 29, 2011

Stock Information

        The Company's common stock and one issue of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor's
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)
Moody's
Senior Unsecured	A3	(Stable Outlook)
Preferred Stock	Baa1	(Stable Outlook)
Fitch
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)

Simon Property Group Ownership Structure(1)
September 30, 2010

(1)
Schedule excludes Company preferred stock and Operating Partnership units not convertible into common stock.

(2)
This group consists of Melvin Simon & Associates, Inc. ("MSA"), wholly owned subsidiaries of MSA, the estate of Melvin Simon, Herbert Simon, David Simon, MH Holdings, Inc. and related trusts for the benefit of the preceding. MSA is owned 69.06% by the estate of Melvin Simon and 30.94% by a trust for the benefit of Herbert Simon. MH Holdings, Inc. is owned by a trust for the benefit of Herbert Simon. A total of 3,192,000 common shares and 8,000 shares of Class B common stock owned by one or more members of the group are subject to voting trusts as to which Herbert Simon and David Simon are the voting trustees.

(3)
The holder of Class B common stock is entitled to elect 4 of the members of the Board of Directors and also has voting rights with common stock.

(4)
Includes directors and executive officers of the Company, excluding David Simon and Herbert Simon.

 SIMON PROPERTY GROUP
Changes in Company Common Share and Operating Partnership Unit Ownership
For the Period from December 31, 2009 through September 30, 2010

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2009	57,804,779	285,748,271
Activity During the First Six Months of 2010:
Issuance of Common Stock for Stock Option Exercises	—	116,083
Conversion of Operating Partnership Units into Common Stock	(166,608)	166,608
Restricted Stock Awards (Stock Incentive Program)(3)	—	118,420
Conversion of Operating Partnership Preferred Units into Units	862,292	—
Conversion of Series I Preferred Stock into Common Stock	—	6,670,589
Issuance of Operating Partnership Units for Acquisition	77,798	—
Number Outstanding at June 30, 2010	58,578,261	292,819,971
Activity During the Third Quarter of 2010:
Issuance of Common Stock for Stock Option Exercises	—	57,100
Conversion of Operating Partnership Units into Common Stock	(25,514)	25,514
Restricted Stock Awards (Stock Incentive Program)(3)	—	(702)
Issuance of Operating Partnership Units for Acquisition	1,720,671	—
Number Outstanding at September 30, 2010	60,273,418	292,901,883
Details for Diluted Common Shares Outstanding(4):
Company Common Shares Outstanding at September 30, 2010		292,901,883
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(5)		258,710
Diluted Common Shares Outstanding at September 30, 2010(4)		293,160,593

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and Operating Partnership units not convertible into common shares.

(2)
Excludes Operating Partnership preferred units relating to Company preferred stock outstanding (see Schedule of Preferred Stock/Units Outstanding on page 57).

(3)
Net of forfeitures.

(4)
For Funds From Operations (FFO) purposes.

(5)
Based upon the weighted average stock price for the quarter ended September 30, 2010.

 SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of September 30, 2010
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended September 30,			As of or for the Nine Months Ended September 30,
	2010	2009		2010	2009
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$979,275	$924,932		$2,837,912	$2,747,036
Net Income Attributable to Common Stockholders	$230,624	$105,547		$392,501	$191,555
Basic Earnings per Common Share (EPS)	$0.79	$0.38		$1.35	$0.73
Diluted Earnings per Common Share (EPS)	$0.79	$0.38		$1.35	$0.73
FFO of the Operating Partnership	$318,522	$473,073		$1,131,742	$1,263,054
Diluted FFO of the Operating Partnership	$318,522	$479,930		$1,135,418	$1,283,666
Basic FFO per Share (FFOPS)	$0.90	$1.40		$3.24	$3.97
Diluted FFO per Share (FFOPS)	$0.90	$1.38		$3.23	$3.92
Diluted FFOPS as adjusted(1)	$1.43	$1.38		$4.23	$4.35
Distributions per Share	$0.60	$0.60	(2)	$1.80	$2.10	(2)

(1)
During the first and third quarters of 2010, the Company recorded a loss on extinguishment of debt of $165.6 million and $185.1 million, respectively. During the second quarter of 2009, the Company recorded a non-cash impairment charge of $140.5 million.

(2)
In the first quarter of 2009, the Company paid a common stock dividend of $0.90 per share, comprised of 10% cash and 90% shares of the Company's common stock. In the second and third quarters of 2009, the Company paid a common stock dividend of $0.60 per share, comprised of 20% cash and 80% shares of the Company's common stock.

SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of September 30, 2010
Unaudited
(In thousands, except as noted)

	September 30, 2010	December 31, 2009
Stockholders' Equity Information
Limited Partner Units Outstanding at End of Period	60,273	57,805
Common Shares Outstanding at End of Period	292,902	285,748

Total Common Shares and Units Outstanding at End of Period	353,175	343,553

Weighted Average Limited Partnership Units Outstanding	58,446	57,292
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	290,451	267,055
Diluted—for purposes of EPS	290,739	268,472
Diluted—for purposes of FFOPS	293,396	276,100
Simon Group's Debt Information
Share of Consolidated Debt	$17,217,571	$18,354,130
Share of Joint Venture Debt	6,524,491	6,552,370

Share of Total Debt	$23,742,062	$24,906,500

Simon Group's Market Capitalization
Common Stock Price at End of Period	$92.74	$79.80
Common Equity Capitalization, including operating partnership units	$32,753,477	$27,415,533
Preferred Equity Capitalization, including operating partnership preferred units	81,539	676,021

Total Equity Market Capitalization	$32,835,016	$28,091,554

Total Capitalization—Including Simon Group's Share of Total Debt	$56,577,078	$52,998,054

	As of or for the Nine Months Ended September 30,
	2010	2009
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$3,061	$11,349
Joint Venture Properties	$288	$972
Simon Group's Share of Joint Venture Properties	$101	$531

        On the following pages, we present balance sheet and income statement data on a pro-rata basis reflecting our proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with our consolidated financial statements. The Company's Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for noncontrolling interests.

 SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations

	For the Three Months Ended September 30, 2010
						For the Three Months Ended September 30, 2009 Our Total Share
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$605,146	$(8,637)	$596,509	$192,880	$789,389	$754,313
Overage rent	26,265	(80)	26,185	15,835	42,020	33,491
Tenant reimbursements	274,013	(5,319)	268,694	93,217	361,911	356,344
Management fees and other revenues	29,980	—	29,980	—	29,980	29,988
Other income	43,871	(354)	43,517	33,936	77,453	56,770

Total revenue	979,275	(14,390)	964,885	335,868	1,300,753	1,230,906

EXPENSES:
Property operating	115,647	(3,263)	112,384	67,012	179,396	179,831
Depreciation and amortization	243,303	(2,024)	241,279	97,856	339,135	349,281
Real estate taxes	86,680	(1,483)	85,197	23,976	109,173	99,451
Repairs and maintenance	20,200	(467)	19,733	8,985	28,718	29,423
Advertising and promotion	21,435	(284)	21,151	5,358	26,509	29,050
(Recovery of) provision for credit losses	(3,096)	(16)	(3,112)	(85)	(3,197)	293
Home and regional office costs	28,640	—	28,640	—	28,640	26,899
General and administrative	5,170	—	5,170	—	5,170	4,509
Transaction expenses	47,585	—	47,585	—	47,585	—
Other	15,917	(917)	15,000	22,881	37,881	36,116

Total operating expenses	581,481	(8,454)	573,027	225,983	799,010	754,853

OPERATING INCOME	397,794	(5,936)	391,858	109,885	501,743	476,053
Interest expense	(249,264)	3,816	(245,448)	(87,352)	(332,800)	(339,802)
Loss on extinguishment of debt	(185,063)	—	(185,063)	—	(185,063)	—
Income tax benefit of taxable REIT subsidiaries	249	—	249	—	249	238
Income from unconsolidated entities	22,533	—	22,533	(22,533)	—	—
Gain due to acquisition of controlling interest, sale or disposal of assets and interests in unconsolidated entities, net	294,283	—	294,283	—	294,283	—

CONSOLIDATED NET INCOME	280,532	(2,120)	278,412	—	278,412	136,489
Net income attributable to noncontrolling interests	49,074	(2,120)	46,954	—	46,954	24,403
Preferred dividends	834	—	834	—	834	6,539

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$230,624	$—	$230,624	$—	$230,624	$105,547

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO(1)
Consolidated Net Income			$280,532	$—	$280,532	$139,189
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties and discontinued operations			239,828	—	239,828	247,236
Simon's share of depreciation and amortization from unconsolidated entities			—	97,788	97,788	100,027
Income from unconsolidated entities			(22,533)	22,533	—	—
Gain due to acquisition of controlling interest, sale or disposal of assets and interests in unconsolidated entities, net			(294,283)	—	(294,283)	—
Net income attributable to noncontrolling interest holders in properties			(2,119)	—	(2,119)	(2,700)
Noncontrolling interests portion of depreciation and amortization			(1,911)	—	(1,911)	(2,017)
Preferred distributions and dividends			(1,313)	—	(1,313)	(8,662)

FFO of the Operating Partnership			$198,201	$120,321	$318,522	$473,073

Percentage of FFO of the Operating Partnership			62.23%	37.77%	100.00%	100.00%

(1)
See pages 17-19 for additional reconciliations of non-GAAP financial measures.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations

	For the Nine Months Ended September 30, 2010
						For the Nine Months Ended September 30, 2009 Our Total Share
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$1,756,913	$(25,994)	$1,730,919	$582,260	$2,313,179	$2,254,232
Overage rent	53,953	(151)	53,802	38,438	92,240	79,732
Tenant reimbursements	785,634	(16,022)	769,612	276,186	1,045,798	1,046,184
Management fees and other revenues	86,897	—	86,897	—	86,897	90,694
Other income	154,515	(972)	153,543	84,937	238,480	180,778

Total revenue	2,837,912	(43,139)	2,794,773	981,821	3,776,594	3,651,620

EXPENSES:
Property operating	315,649	(9,004)	306,645	190,674	497,319	509,005
Depreciation and amortization	706,402	(6,254)	700,148	291,000	991,148	1,052,440
Real estate taxes	255,067	(4,332)	250,735	73,691	324,426	317,498
Repairs and maintenance	64,550	(1,659)	62,891	31,242	94,133	91,917
Advertising and promotion	62,553	(824)	61,729	17,077	78,806	77,968
(Recovery of) provision for credit losses	(2,060)	(46)	(2,106)	1,013	(1,093)	25,959
Home and regional office costs	72,699	—	72,699	—	72,699	79,732
General and administrative	15,909	—	15,909	—	15,909	13,867
Impairment charge	—	—	—	—	—	140,478
Transaction expenses	62,554	—	62,554	—	62,554	—
Other	44,412	(2,544)	41,868	70,460	112,328	111,198

Total operating expenses	1,597,735	(24,663)	1,573,072	675,157	2,248,229	2,420,062

OPERATING INCOME	1,240,177	(18,476)	1,221,701	306,664	1,528,365	1,231,558
Interest expense	(774,686)	11,135	(763,551)	(255,935)	(1,019,486)	(971,195)
Loss on extinguishment of debt	(350,688)	—	(350,688)	—	(350,688)	—
Income tax benefit of taxable REIT subsidiaries	557	—	557	—	557	2,904
Income from unconsolidated entities	50,729	—	50,729	(50,729)	—	—
Gain due to acquisition of controlling interest, sale or disposal of assets and interests in unconsolidated entities, net	320,349	—	320,349	—	320,349	—

CONSOLIDATED NET INCOME	486,438	(7,341)	479,097	—	479,097	263,267
Net income attributable to noncontrolling interests	88,158	(7,341)	80,817	—	80,817	52,115
Preferred dividends	5,779	—	5,779	—	5,779	19,597

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$392,501	$—	392,501	$—	$392,501	$191,555

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO(1)
Consolidated Net Income			$486,438	$—	$486,438	$271,329
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties and discontinued operations			695,982	—	695,982	748,191
Simon's share of depreciation and amortization from unconsolidated entities			—	290,517	290,517	287,901
Income from unconsolidated entities			(50,729)	50,729	—	—
Gain due to acquisition of controlling interest, sale or disposal of assets and interests in unconsolidated entities, net			(320,349)	—	(320,349)	—
Net income attributable to noncontrolling interest holders in properties			(7,342)	—	(7,342)	(8,064)
Noncontrolling interests portion of depreciation and amortization			(5,888)	—	(5,888)	(6,253)
Preferred distributions and dividends			(7,616)	—	(7,616)	(30,050)

FFO of the Operating Partnership			$790,496	$341,246	$1,131,742	$1,263,054

Percentage of FFO of the Operating Partnership			69.85%	30.15%	100.00%	100.00%

(1)
See pages 17-19 for additional reconciliations of non-GAAP financial measures.

 SIMON PROPERTY GROUP
Unaudited Pro-Rata Balance Sheet

	As of September 30, 2010
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share	As of December 31, 2009 Our Total Share
ASSETS:
Investment properties, at cost	$27,432,323	$(172,450)	$27,259,873	$9,353,154	$36,613,027	$34,426,322
Less—accumulated depreciation	7,468,070	(92,117)	7,375,953	1,791,978	9,167,931	8,531,014

	19,964,253	(80,333)	19,883,920	7,561,176	27,445,096	25,895,308
Cash and cash equivalents	1,011,574	(5,733)	1,005,841	328,413	1,334,254	4,261,201
Tenant receivables and accrued revenue, net	383,168	(4,270)	378,898	140,297	519,195	541,813
Investment in unconsolidated entities, at equity	1,412,207	—	1,412,207	(1,412,207)	—	—
Deferred costs and other assets	1,366,085	(4,911)	1,361,174	216,527	1,577,701	1,341,821
Notes receivable from related party	651,000	—	651,000	—	651,000	632,000

Total assets	$24,788,287	$(95,247)	$24,693,040	$6,834,206	$31,527,246	$32,672,143

LIABILITIES:
Mortgages and other indebtedness	$17,485,466	$(267,895)	$17,217,571	$6,524,491	$23,742,062	$24,906,500
Accounts payable, accrued expenses, intangibles, and deferred revenues	984,240	(8,204)	976,036	322,987	1,299,023	1,323,741
Cash distributions and losses in partnerships and joint ventures, at equity	411,023	—	411,023	(411,023)	—	—
Other liabilities and accrued dividends	214,009	(993)	213,016	397,751	610,767	558,383

Total liabilities	19,094,738	(277,092)	18,817,646	6,834,206	25,651,852	26,788,624

Limited partners' preferred interest in the Operating Partnership and noncontrolling redeemable interests in properties	85,687	5,220	90,907	—	90,907	128,221
Series I 6% convertible perpetual preferred stock, 19,000,000 shares authorized, 0 and 8,091,155 issued and outstanding, respectively, at liquidation value	—	—	—	—	—	404,558
EQUITY:
Stockholders' equity
Capital Stock (850,000,000 total shares authorized, $.0001 par value, 238,000,000 shares of excess common stock, 100,000,000 authorized shares of preferred stock):
Series J 8 3/8% cumulative redeemable preferred stock, 1,000,000 shares authorized, 796,948 issued and outstanding, with a liquidation value of $39,847	45,458	—	45,458	—	45,458	45,704
Common stock, $.0001 par value, 511,990,000 shares authorized, 296,897,334 and 289,866,711 issued, respectively	30	—	30	—	30	29
Class B common stock, $.0001 par value, 10,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—	—
Capital in excess of par value	8,051,544	—	8,051,544	—	8,051,544	7,547,959
Accumulated deficit	(3,099,689)	—	(3,099,689)	—	(3,099,689)	(2,955,671)
Accumulated other comprehensive loss	(25,851)	—	(25,851)	—	(25,851)	(3,088)
Common stock held in treasury at cost, 4,003,451 and 4,126,440 shares, respectively	(166,436)	—	(166,436)	—	(166,436)	(176,796)

Total stockholders' equity	4,805,056	—	4,805,056	—	4,805,056	4,458,137
Noncontrolling interests	802,806	176,625	979,431	—	979,431	892,603

Total equity	5,607,862	176,625	5,784,487	—	5,784,487	5,350,740

Total liabilities and equity	$24,788,287	$(95,247)	$24,693,040	$6,834,206	$31,527,246	$32,672,143

 SIMON PROPERTY GROUP
NOI Composition(1)(2)
For the Nine Months Ended September 30, 2010

Percent of Simon Group's Share of NOI
U.S. Portfolio NOI by State
Florida	13.1%
Texas	11.6%
California	11.1%
New York	7.3%
Massachusetts	7.0%
Georgia	5.1%
Nevada	4.9%
Indiana	4.6%
New Jersey	4.3%
Pennsylvania	4.2%

Top 10 Contributors by State	73.2%

NOI by Asset Type
Regional Malls and Premium Outlets	87.6%
The Mills	4.5%
International(3)	3.5%
Community/Lifestyle Centers	4.2%
Other	0.2%

Total	100.0%

(1)
Based on Simon Group's share of total NOI and does not reflect any property, entity or corporate-level debt.

(2)
Includes properties added to the Company's portfolio in connection with the Prime Outlets Acquisition Company transaction.

(3)
International includes Premium Outlets in Asia and shopping centers in Europe.

 SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of September 30, 2010
(In thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2010	2009	2010	2009
Consolidated Properties
Other Income
Interest and Dividend Income	$4,248	$7,420	$28,172	$20,538
Lease Settlement Income	11,226	2,112	45,651	16,613
Gains on Land Sales	697	76	3,903	2,343
Other	27,700	26,819	76,789	76,997

Totals	$43,871	$36,427	$154,515	$116,491

Other Expense
Ground Rent	$9,645	$7,940	$26,191	$23,591
Professional Fees	5,202	4,404	11,983	12,311
Other	1,070	3,551	6,238	17,006

Totals	$15,917	$15,895	$44,412	$52,908

Transaction Expenses	$47,585	$—	$62,554	$—

 SIMON PROPERTY GROUP
Reconciliation of Non-GAAP Financial Measures
As of September 30, 2010
(in thousands, except as noted)

          This report contains measures of financial or operating performance that are not specifically defined by accounting principles generally accepted in the United States ("GAAP"), including funds from operations ("FFO"), FFO as adjusted, diluted FFO per share, diluted FFO per share as adjusted, net operating income ("NOI"), and comparable property NOI. FFO and NOI are performance measures that are standard in the REIT business. We believe FFO and NOI provide investors with additional information concerning our operating performance and a basis to compare our performance with those of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. FFO as adjusted and diluted FFO per share as adjusted measures exclude the effect of certain non-cash impairment and debt-related charges. We believe these measures provide investors with a basis to compare our current operating performance with previous periods in which we did not have those charges. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

          The non-GAAP financial measures used in this report should not be considered as alternatives to net income as a measure of our operating performance or to cash flows computed in accordance with GAAP as a measure of liquidity nor are they indicative of cash flows from operating and financial activities.

          Reconciliations of each of the non-GAAP measures used in this report to the most-directly comparable GAAP measure are included in the following tables.

Reconciliation of Consolidated Net Income to FFO and FFO as Adjusted(1)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2010	2009	2010	2009
Consolidated Net Income (2)	$280,532	$139,189	$486,438	$271,329
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties	239,828	247,236	695,982	748,191
Simon's share of depreciation and amortization from unconsolidated entities	97,788	100,027	290,517	287,901
Gain upon acquisition of controlling interest, and on sale or disposal of assets and interests in unconsolidated entities, net	(294,283)	—	(320,349)	—
Net income attributable to noncontrolling interest holders in properties	(2,119)	(2,700)	(7,342)	(8,064)
Noncontrolling interests portion of depreciation and amortization	(1,911)	(2,017)	(5,888)	(6,253)
Preferred distributions and dividends	(1,313)	(8,662)	(7,616)	(30,050)

FFO of the Operating Partnership	318,522	473,073	1,131,742	1,263,054
Impairment charge	—	—	—	140,478
Loss on debt extinguishment	185,063	—	350,688	—

FFO as adjusted of the Operating Partnership	$503,585	$473,073	$1,482,430	$1,403,532

Per Share Reconciliation:
Diluted net income attributable to common stockholders per share	$0.79	$0.38	$1.35	$0.73
Adjustments to arrive at FFO:
Depreciation and amortization from consolidated properties and Simon's share of depreciation and amortization from unconsolidated entities, net of noncontrolling interests portion of depreciation and amortization	0.95	1.02	2.81	3.24
Gain upon acquisition of controlling interest, and on sale or disposal of assets and interests in unconsolidated entities, net	(0.84)	—	(0.92)	—
Impact of additional dilutive securities for FFO per share	—	(0.02)	(0.01)	(0.05)

Diluted FFO per share	$0.90	$1.38	$3.23	$3.92
Impairment charge	—	—	—	0.43
Loss on debt extinguishment	0.53	—	1.00	—

Diluted FFO as adjusted per share	$1.43	$1.38	$4.23	$4.35

SIMON PROPERTY GROUP
Reconciliation of Non-GAAP Financial Measures
As of September 30, 2010
(in thousands, except as noted)

Reconciliation of Net Income to NOI

          The Reconciliation of Net Income to NOI provides net income, which we believe is the most directly comparable GAAP financial measure, and reconciles the amounts to "Total NOI of the Simon Group Portfolio." This schedule also provides the change in NOI of comparable properties for the quarter and nine months ended September 30, 2010.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2010	2009	2010	2009
Reconciliation of NOI of consolidated Properties:
Consolidated Net Income	$280,532	$139,189	$486,438	$271,329
Income tax benefit of taxable REIT subsidiaries	(249)	(238)	(557)	(2,904)
Interest expense	249,264	257,881	774,686	728,360
Income from unconsolidated entities	(22,533)	(4,655)	(50,729)	(15,694)
Loss on extinguishment of debt	185,063	—	350,688	—
Gain upon acquisition of controlling interest, and on sale or disposal of assets and interests in unconsolidated entities, net	(294,283)	—	(320,349)	—

Operating Income	397,794	392,177	1,240,177	981,091
Impairment charge	—	—	—	140,478
Depreciation and amortization	243,303	250,151	706,402	758,173

NOI of consolidated Properties	$641,097	$642,328	$1,946,579	$1,879,742

Reconciliation of NOI of unconsolidated entities:
Net Income	$101,780	$58,452	$276,983	$170,140
Interest expense	218,238	221,166	653,419	661,586
Loss from unconsolidated entities	327	3,170	1,368	2,383
Gain on sale or disposal of assets and interests in unconsolidated entities, net	—	—	(39,761)	—

Operating Income	320,345	282,788	892,009	834,109
Depreciation and amortization	195,679	194,727	591,763	580,215

NOI of unconsolidated entities	$516,024	$477,515	$1,483,772	$1,414,324

Total NOI of the Simon Group Portfolio	$1,157,121	$1,119,843	$3,430,351	$3,294,066

Change in NOI from prior period	3.3%	(0.2)%	4.1%	1.8%
Less: Joint venture partner's share of NOI	316,243	294,508	910,838	869,590

Simon Group's Share of NOI	$840,878	$825,335	$2,519,513	$2,424,476

Increase in Simon Group's Share of NOI from prior period	1.9%	0.9%	3.9%	2.2%
Total NOI of Comparable Properties(3)	$840,129	$810,952	$2,456,100	$2,390,286

Increase in Total NOI of Comparable Properties(3)	3.6%		2.8%

Reconciliation of Diluted FFO per Share to Diluted FFO Per Share as adjusted(1)

	As of or for the Three Months Ended September 30,		As of or for the Nine Months Ended September 30,
	2010	2009	2010	2009
Diluted FFO per Share (FFOPS)	$0.90	$1.38	$3.23	$3.92
Loss on debt extinguishment	0.53	—	1.00	—
Impairment charge	—	—	—	0.43

Diluted FFOPS as adjusted	$1.43	$1.38	$4.23	$4.35

SIMON PROPERTY GROUP
Footnotes to Reconciliation of Non-GAAP Financial Measures

(1)
The Company determines FFO based upon the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"). The Company determines FFO to be our share of consolidated net income computed in accordance with GAAP, excluding real estate related depreciation and amortization, excluding gains and losses from extraordinary items, excluding gains and losses from the sales of previously depreciated operating properties, plus the allocable portion of FFO of unconsolidated joint ventures based upon economic ownership interest, and all determined on a consistent basis in accordance with GAAP.

The Company has adopted NAREIT's clarification of the definition of FFO that requires it to include the effects of nonrecurring items not classified as extraordinary, cumulative effect of accounting changes, or a gain or loss resulting from the sale of previously depreciated operating properties. We include in FFO gains and losses realized from the sale of land, outlot buildings, marketable and non-marketable securities, and investment holdings of non-retail real estate. However, you should understand that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance, and is not an alternative to cash flows as a measure of liquidity.

(2)
Consolidated Net Income includes:

•
the Company's share of gains on land sales of $1.0 million for the three months ended September 30, 2010, and $4.1 million and $2.2 million for the nine months ended September 30, 2010 and 2009, respectively.

•
the Company's share of straight-line adjustments to minimum rent of $9.7 million and $7.8 million for the three months ended September 30, 2010 and 2009, respectively and $23.8 million and $25.3 million for the nine months ended September 30, 2010 and 2009, respectively.

•
the Company's share of the amortization of fair market value of leases from acquisitions of $5.0 million and $5.7 million for the three months ended September 30, 2010 and 2009, respectively and $14.8 million and $19.0 million for the nine months ended September 30, 2010 and 2009, respectively.

•
the Company's share of debt premium amortization of $3.0 million and $3.5 million for the three months ended September 30, 2010 and 2009, respectively and $9.4 million and $10.8 million for the nine months ended September 30, 2010 and 2009, respectively.

(3)
Properties that were owned in both of the periods under comparison are referred to as comparable properties. Does not include community/lifestyle centers, properties owned by SPG-FCM (the Mills portfolio), international properties, or properties included in the Prime Outlets Acquisition Company transaction.

 SIMON PROPERTY GROUP
U.S. Portfolio GLA
As of September 30, 2010

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA
Regional Malls and Premium Outlets
Mall Stores	76,027,797	75,697,486	47.5%
Freestanding	4,558,144	1,914,036	1.2%
Anchors	94,901,722	25,598,227	16.1%
Office	1,998,443	1,998,443	1.2%

Regional Malls and Premium Outlets Total	177,486,106	105,208,192	66.0%
Properties Acquired from Prime Outlets Acquisition Company	7,954,003	7,880,230	5.0%
Community/Lifestyle Centers	20,194,844	13,815,009	8.7%
The Mills®	22,746,268	20,226,236	12.7%
Mills Regional Malls	17,369,777	8,630,651	5.4%
Mills Community Centers	1,014,074	962,520	0.6%

Mills Portfolio Total	41,130,119	29,819,407	18.7%
Other(1)	3,714,457	2,621,499	1.6%

Total U.S. Properties	250,479,529	159,344,337	100.0%

(1)
Consists of ten other shopping centers and two centers that are being de-malled through a major redevelopment. These properties contribute 0.2% of Simon Group's share of total NOI.

 SIMON PROPERTY GROUP
U.S. Operational Information(1)
As of September 30, 2010

	As of or for the Nine Months Ended September 30,
	2010	2009
Total Number of Properties	203	204
Total GLA (in millions of square feet)	177.5	178.1
Occupancy(2)
Consolidated Assets	94.2%	93.4%
Unconsolidated Assets	91.6%	90.9%
Total Portfolio	93.6%	92.8%
Comparable sales per square foot(3)
Consolidated Assets	$474	$443
Unconsolidated Assets	$516	$470
Total Portfolio	$483	$449
Average rent per square foot(2)
Consolidated Assets	$37.11	$36.73
Unconsolidated Assets	$43.50	$43.18
Total Portfolio	$38.69	$38.35

Historical Data:	Occupancy(2)	Comparable Sales Per Square Foot(3)	Average Rent Per Square Foot(2)
12/31/09	93.4%	$452	$38.47
12/31/08	93.8%	$480	36.69
12/31/07	94.7%	$495	34.67
12/31/06	94.3%	$475	33.14
12/31/05	94.2%	$448	32.36

Small Shop Leasing Activity for the Twelve Months Ended:

		Average Base Rent(4)
	Square Footage of Lease Openings	Lease Openings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread')
9/30/10	9,725,768	$41.16	$40.03	$1.13	2.8%
6/30/10	9,098,080	40.73	40.23	0.50	1.2%
3/31/10	8,140,121	42.82	40.71	2.11	5.2%
12/31/09	7,648,857	43.24	38.32	4.92	12.8%
9/30/09	7,630,394	41.78	36.35	5.43	14.9%
6/30/09	7,723,034	43.73	35.68	8.05	22.6%
3/31/09	7,736,965	45.18	34.83	10.35	29.7%
12/31/08	8,425,720	43.93	34.96	8.97	20.4%
12/31/07	7,497,322	41.41	34.84	6.57	15.9%
12/31/06	6,595,918	39.78	33.26	6.52	16.4%
12/31/05	6,484,682	38.53	31.95	6.58	17.1%

(1)
Combined information for U.S. regional malls and U.S. Premium Outlets. Does not include information for properties owned by SPG-FCM (the Mills portfolio) or properties included in the Prime Outlets Acquisition Company transaction.

(2)
Represents mall stores in regional malls and all owned gross leasable area in Premium Outlets.

(3)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes mall stores less than 10,000 square feet in regional malls and all owned gross leasable area in Premium Outlets.

(4)
Represents the average base rent in effect during the period for those tenants who opened as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

 SIMON PROPERTY GROUP
U.S. Lease Expirations (1)(2)
As of September 30, 2010

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 9/30/10	Percentage of Gross Annual Rental Revenues(3)
Small Shops
Month to Month Leases	550	1,408,521	$40.45	1.1%
2010 (10/1/10—12/31/10)	339	824,902	$37.71	0.7%
2011	3,057	8,712,364	$33.14	6.7%
2012	2,616	9,026,500	$33.81	7.1%
2013	2,449	7,525,521	$38.44	6.7%
2014	1,877	6,243,437	$37.83	5.5%
2015	1,857	6,766,560	$39.02	6.1%
2016	1,599	5,005,468	$42.05	4.9%
2017	1,529	5,140,018	$44.45	5.3%
2018	1,533	5,853,533	$47.38	6.5%
2019	1,334	5,185,783	$45.50	5.5%
2020	876	3,378,549	$44.93	3.5%
2021 and Thereafter	581	3,062,112	$35.84	2.6%
Specialty Leasing Agreements w/ terms in excess of 12 months	1,618	4,047,268	$13.93	1.2%
Anchor Tenants
Month to Month Leases	1	144,000	$7.00	—
2011	9	1,019,373	$5.04	0.1%
2012	23	2,647,131	$3.90	0.2%
2013	31	3,911,542	$4.42	0.4%
2014	32	3,306,934	$4.79	0.4%
2015	28	3,337,128	$3.02	0.2%
2016	17	2,095,160	$3.50	0.2%
2017	5	871,969	$1.28	—
2018	8	820,648	$6.62	0.1%
2019	10	1,230,799	$4.33	0.1%
2020	11	1,149,573	$5.50	0.1%
2021 and Thereafter	32	3,196,797	$5.53	0.4%

(1)
Combined information for U.S. regional malls and U.S. Premium Outlets. Does not include information for properties owned by SPG-FCM (the Mills portfolio) or properties included in the Prime Outlets Acquisition Company transaction.

(2)
Does not consider the impact of renewal options that may be contained in leases.

(3)
Annual rental revenues represent 2009 consolidated and joint venture combined base rental revenue.

 SIMON PROPERTY GROUP
U.S. Top Tenants(1)
As of September 30, 2010

Top Small Shop Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
The Gap, Inc.	361	3,943	1.6%	2.9%
Limited Brands, Inc.	335	1,890	0.8%	2.0%
Abercrombie & Fitch Co.	227	1,614	0.6%	1.6%
Foot Locker, Inc.	388	1,516	0.6%	1.3%
Luxottica Group S.P.A	421	801	0.3%	1.1%
Zale Corporation	349	376	0.2%	1.1%
Phillips-Van Heusen	223	1,212	0.5%	1.0%
American Eagle Outfitters, Inc.	173	990	0.4%	0.9%
Express, Inc.	115	1,014	0.4%	0.9%
Genesco, Inc.	418	616	0.2%	0.9%

Top Anchors (sorted by percentage of total Simon Group square footage) (2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Macy's, Inc.	148	26,494	10.6%	0.4%
Sears Roebuck & Co.	120	18,210	7.3%	0.2%
J.C. Penney Co., Inc.	113	16,098	6.4%	0.6%
Dillard's Dept. Stores	74	11,506	4.6%	0.1%
Nordstrom, Inc.	27	4,590	1.8%	0.1%
Belk, Inc.	22	2,792	1.1%	0.3%
The Bon-Ton Stores, Inc.	22	2,180	0.9%	0.2%
Target Corporation	13	1,686	0.7%	0.0%
The Neiman Marcus Group, Inc.	10	1,265	0.5%	0.0%
Dick's Sporting Goods, Inc.	18	1,188	0.5%	0.3%
Saks Incorporated	8	973	0.4%	0.2%
Lord and Taylor	7	954	0.4%	0.0%

(1)
Combined information for U.S. regional malls and U.S. Premium Outlets. Does not include information for properties owned by SPG-FCM (the Mills portfolio) or properties included in the Prime Outlets Acquisition Company transaction.

(2)
Includes space leased and owned by the anchor.

 SIMON PROPERTY GROUP
Other U.S. Operational Information
As of September 30, 2010

	As of or for the Nine Months Ended September 30,
	2010	2009
Properties Acquired from Prime Outlets Acquisition Company
Total Number of Properties	21	n/a
Total GLA (in millions of square feet)	8.0	n/a
Occupancy(1)	94.7%	n/a
Sales per square foot(7)	$406	n/a
Average rent per square foot(1)	$24.52	n/a
Community/Lifestyle Centers
Total Number of Properties	66	70
Total GLA (in millions of square feet)	20.2	20.7
Occupancy(1)	91.7%	88.9%
Average rent per square foot(1)	$13.39	$13.34
The Mills Portfolio(3)
The Mills®
Total Number of Properties	16	16
Total GLA (in millions of square feet)	22.7	22.7
Occupancy(1)(4)	92.9%	92.4%
Comparable sales per square foot(2)(4)	$382	$369
Average rent per square foot(1)(4)	$19.82	$19.66
Mills Regional Malls(5)
Total Number of Properties	16	16
Total GLA (in millions of square feet)	17.4	17.6
Occupancy(6)	90.1%	88.9%
Comparable sales per square foot(2)	$400	$388
Average rent per square foot(6)	$35.03	$35.64

(1)
For all owned gross leasable area.

(2)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes mall stores less than 10,000 square feet.

(3)
Excludes four community/lifestyle centers in the Mills portfolio.

(4)
Opry Mills has closed and is undergoing a renovation as a result of flooding. Therefore, this property has been excluded from occupancy, comparable sales per square foot and average base rent per square foot until it reopens.

(5)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which the Company held a 50% interest prior to the Mills acquisition.

(6)
For mall stores.

(7)
Sales for the twelve months ended September 30, 2010, for all owned GLA.

 SIMON PROPERTY GROUP
International Operational Information
As of September 30, 2010

	As of or for the Nine Months Ended September 30,
	2010	2009
International Properties
European Shopping Centers
Total Number of Properties	45	51
Total GLA (in millions of square feet)	10.1	13.4
Occupancy	97.3%	95.8%
Comparable sales per square foot	€386	€406
Average rent per square foot	€26.60	€31.66
International Premium Outlets—Japan (1)
Total Number of Properties	8	8
Total GLA (in millions of square feet)	2.5	2.2
Occupancy	99.2%	99.7%
Comparable sales per square foot	¥89,351	¥93,930
Average rent per square foot	¥4,792	¥4,711

(1)
Does not include Premium Outlets Punta Norte in Mexico or Yeoju Premium Outlets in South Korea.

 SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	McCain Mall	AR	N. Little Rock	100.0%		775,852
2.	Brea Mall	CA	Brea (Los Angeles)	100.0%		1,320,165
3.	Coddingtown Mall	CA	Santa Rosa	50.0%		841,718
4.	Fashion Valley	CA	San Diego	50.0%		1,726,118
5.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		866,380
6.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		692,417
7.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	100.0%		1,149,634
8.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		1,359,538	(7)
9.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		1,189,885
10.	Mesa Mall(2)	CO	Grand Junction	50.0%		882,172
11.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		1,081,530
12.	Crystal Mall	CT	Waterford	74.6%		783,348
13.	Aventura Mall(2)	FL	Miami Beach (Miami)	33.3%		2,098,966
14.	Avenues, The	FL	Jacksonville	25.0	%(3)	1,116,833
15.	Boynton Beach Mall	FL	Boynton Beach (Miami)	100.0%		1,101,829
16.	Coconut Point	FL	Estero	50.0%		1,199,849	(7)
17.	Coral Square	FL	Coral Springs (Miami)	97.2%		941,339
18.	Cordova Mall	FL	Pensacola	100.0%		856,982
19.	Crystal River Mall	FL	Crystal River	100.0%		420,109
20.	Dadeland Mall	FL	Miami	50.0%		1,487,741
21.	DeSoto Square	FL	Bradenton	100.0%		678,219
22.	Edison Mall	FL	Fort Myers	100.0%		1,051,139
23.	Florida Mall, The	FL	Orlando	50.0%		1,776,875
24.	Gulf View Square	FL	Port Richey (Tampa)	100.0%		753,564
25.	Indian River Mall	FL	Vero Beach	50.0%		736,658
26.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		559,168
27.	Melbourne Square	FL	Melbourne	100.0%		665,627
28.	Miami International Mall	FL	Miami	47.8%		1,071,484
29.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		957,844
30.	Paddock Mall	FL	Ocala	100.0%		554,083
31.	Port Charlotte Town Center	FL	Port Charlotte	80.0	%(4)	766,230
32.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(3)	1,125,909
33.	Shops at Sunset Place, The	FL	S. Miami	37.5	%(3)	514,624
34.	St. Johns Town Center	FL	Jacksonville	50.0%		1,235,705
35.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,753,839
36.	Treasure Coast Square	FL	Jensen Beach	100.0%		878,213
37.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		1,095,794
38.	Gwinnett Place	GA	Duluth (Atlanta)	75.0%		1,279,751	(7)
39.	Lenox Square	GA	Atlanta	100.0%		1,544,002
40.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,833,763
41.	Northlake Mall	GA	Atlanta	100.0%		962,133
42.	Phipps Plaza	GA	Atlanta	100.0%		817,342
43.	Town Center at Cobb	GA	Kennesaw (Atlanta)	75.0%		1,275,939
44.	Lindale Mall(2)	IA	Cedar Rapids	50.0%		693,977
45.	NorthPark Mall	IA	Davenport	50.0%		1,073,101
46.	Southern Hills Mall(2)	IA	Sioux City	50.0%		796,758
47.	SouthRidge Mall(2)	IA	Des Moines	50.0%		888,839
48.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		421,370
49.	Northfield Square Mall	IL	Bourbonnais	31.6	%(4)	530,011
50.	Northwoods Mall	IL	Peoria	100.0%		694,380

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
51.	Orland Square	IL	Orland Park (Chicago)	100.0%		1,210,321
52.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		1,353,042	(7)
53.	SouthPark Mall	IL	Moline	50.0%		1,017,107
54.	White Oaks Mall	IL	Springfield	80.7%		930,151	(7)
55.	Castleton Square	IN	Indianapolis	100.0%		1,381,698
56.	Circle Centre	IN	Indianapolis	14.7	%(3)	739,081
57.	College Mall	IN	Bloomington	100.0%		636,096
58.	Eastland Mall	IN	Evansville	50.0%		865,160
59.	Fashion Mall at Keystone, The	IN	Indianapolis	100.0%		684,009
60.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		1,279,870
61.	Markland Mall	IN	Kokomo	100.0%		415,892
62.	Muncie Mall	IN	Muncie	100.0%		635,645
63.	Tippecanoe Mall	IN	Lafayette	100.0%		862,773
64.	University Park Mall	IN	Mishawaka	100.0%		922,681
65.	Washington Square	IN	Indianapolis	100.0%		971,921
66.	Towne East Square	KS	Wichita	100.0%		1,127,420
67.	Towne West Square	KS	Wichita	100.0%		941,485
68.	West Ridge Mall	KS	Topeka	100.0%		992,313
69.	Prien Lake Mall	LA	Lake Charles	100.0%		791,043
70.	Arsenal Mall	MA	Watertown (Boston)	100.0%		440,124	(7)
71.	Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		205,369
72.	Auburn Mall	MA	Auburn	49.1%		588,270
73.	Burlington Mall	MA	Burlington (Boston)	100.0%		1,318,162
74.	Cape Cod Mall	MA	Hyannis	49.1%		721,313
75.	Copley Place	MA	Boston	98.1%		1,243,230	(7)
76.	Emerald Square	MA	North Attleboro (Providence, RI)	49.1%		1,022,647
77.	Greendale Mall	MA	Worcester (Boston)	49.1%		429,827	(7)
78.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		858,742
79.	Mall at Chestnut Hill, The	MA	Chestnut Hill (Boston)	94.4%		474,909
80.	Northshore Mall	MA	Peabody (Boston)	49.1%		1,579,849	(7)
81.	Solomon Pond Mall	MA	Marlborough (Boston)	49.1%		885,993
82.	South Shore Plaza	MA	Braintree (Boston)	100.0%		1,400,288
83.	Square One Mall	MA	Saugus (Boston)	49.1%		928,569
84.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		684,341
85.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		980,643
86.	Bangor Mall	ME	Bangor	67.4	%(6)	652,740
87.	Maplewood Mall	MN	St. Paul (Minneapolis)	100.0%		927,457
88.	Miller Hill Mall	MN	Duluth	100.0%		805,321
89.	Battlefield Mall	MO	Springfield	100.0%		1,199,901
90.	Independence Center	MO	Independence (Kansas City)	100.0%		931,240
91.	SouthPark	NC	Charlotte	100.0%		1,625,546
92.	Mall at Rockingham Park, The	NH	Salem (Boston)	24.6%		1,020,003
93.	Mall of New Hampshire, The	NH	Manchester	49.1%		811,321
94.	Pheasant Lane Mall	NH	Nashua	(5)		870,060
95.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		765,293
96.	Livingston Mall	NJ	Livingston (New York)	100.0%		984,701
97.	Menlo Park Mall	NJ	Edison (New York)	100.0%		1,322,919	(7)

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
98.	Ocean County Mall	NJ	Toms River (New York)	100.0%		890,283
99.	Quaker Bridge Mall	NJ	Lawrenceville	38.0	%(6)	1,098,690
100.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,246,536
101.	Cottonwood Mall	NM	Albuquerque	100.0%		1,040,593
102.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		649,551
103.	Chautauqua Mall	NY	Lakewood	100.0%		423,337
104.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		580,109
105.	Roosevelt Field	NY	Garden City (New York)	100.0%		2,227,012	(7)
106.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		1,287,543
107.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		1,027,680
108.	Westchester, The	NY	White Plains (New York)	40.0%		827,389	(7)
109.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		1,237,581	(7)
110.	Lima Mall	OH	Lima	100.0%		739,354
111.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		1,015,451
112.	Southern Park Mall	OH	Youngstown	100.0%		1,189,725
113.	Summit Mall	OH	Akron	100.0%		767,914
114.	Upper Valley Mall	OH	Springfield	100.0%		739,569
115.	Penn Square Mall	OK	Oklahoma City	94.5%		1,050,736
116.	Woodland Hills Mall	OK	Tulsa	94.5%		1,092,050
117.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		1,210,487	(7)
118.	Granite Run Mall	PA	Media (Philadelphia)	50.0%		1,032,545
119.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	12.4	%(6)	2,615,797	(7)
120.	Lehigh Valley Mall	PA	Whitehall	37.6	%(6)	1,169,508	(7)
121.	Montgomery Mall	PA	North Wales (Philadelphia)	60.0	%(6)	1,154,062
122.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	65.0	%(6)	1,332,240	(7)
123.	Ross Park Mall	PA	Pittsburgh	100.0%		1,210,464
124.	South Hills Village	PA	Pittsburgh	100.0%		1,142,139	(7)
125.	Springfield Mall(2)	PA	Springfield (Philadelphia)	38.0	%(6)	589,251
126.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		1,077,680	(7)
127.	Anderson Mall	SC	Anderson	100.0%		671,791
128.	Haywood Mall	SC	Greenville	100.0%		1,231,097
129.	Empire Mall(2)	SD	Sioux Falls	50.0%		1,073,838
130.	Rushmore Mall(2)	SD	Rapid City	50.0%		833,459
131.	Knoxville Center	TN	Knoxville	100.0%		978,110	(7)
132.	Oak Court Mall	TN	Memphis	100.0%		849,148	(7)
133.	West Town Mall	TN	Knoxville	50.0%		1,335,972
134.	Wolfchase Galleria	TN	Memphis	94.5%		1,152,536
135.	Barton Creek Square	TX	Austin	100.0%		1,429,273
136.	Broadway Square	TX	Tyler	100.0%		627,793
137.	Cielo Vista Mall	TX	El Paso	100.0%		1,242,812
138.	Domain, The	TX	Austin	100.0%		1,176,638	(7)
139.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		1,004,259	(7)
140.	Galleria, The	TX	Houston	50.4%		2,222,131
141.	Ingram Park Mall	TX	San Antonio	100.0%		1,125,713
142.	Irving Mall	TX	Irving (Dallas)	100.0%		1,053,116
143.	La Plaza Mall	TX	McAllen	100.0%		1,200,344
144.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		1,097,543
145.	Longview Mall	TX	Longview	100.0%		638,438
146.	Midland Park Mall	TX	Midland	100.0%		617,068

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
147.	North East Mall	TX	Hurst (Dallas)	100.0%		1,670,766
148.	Rolling Oaks Mall	TX	San Antonio	100.0%		883,521	(7)
149.	Sunland Park Mall	TX	El Paso	100.0%		917,534
150.	Valle Vista Mall	TX	Harlingen	100.0%		651,134
151.	Apple Blossom Mall	VA	Winchester	49.1%		439,922
152.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		570,202
153.	Chesapeake Square	VA	Chesapeake (Virginia Beach)	75.0	%(4)	797,282
154.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		990,331	(7)
155.	Valley Mall	VA	Harrisonburg	50.0%		506,269
156.	Virginia Center Commons	VA	Glen Allen	100.0%		785,393
157.	Columbia Center	WA	Kennewick	100.0%		768,431
158.	Northgate Mall	WA	Seattle	100.0%		1,058,682
159.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		1,265,429
160.	Bay Park Square	WI	Green Bay	100.0%		710,952
161.	Forest Mall	WI	Fond Du Lac	100.0%		500,174

	Total Regional Mall GLA					160,057,609

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	673,936
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	288,219
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs)	100.0%	501,723
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	295,994
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,859
6.	Las Americas Premium Outlets	CA	San Diego	100.0%	560,904
7.	Napa Premium Outlets	CA	Napa	100.0%	179,407
8.	Petaluma Village Premium Outlets	CA	Petaluma	100.0%	195,772
9.	Vacaville Premium Outlets	CA	Vacaville	100.0%	437,528
10.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,173
11.	Orlando Premium Outlets- Vineland Ave.	FL	Orlando	100.0%	549,580
12.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,549
13.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	540,401
14.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,802
15.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,359
16.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	377,703
17.	Lighthouse Place Premium Outlets	IN	Michigan City	100.0%	454,341
18.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	635,978
19.	Kittery Premium Outlets	ME	Kittery	100.0%	264,538
20.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,430
21.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	393,305
22.	Carolina Premium Outlets	NC	Smithfield	100.0%	438,953
23.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,766
24.	Jersey Shore Premium Outlets	NJ	Tinton Falls (New York)	100.0%	434,431
25.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	164,373

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Gross Leasable Area
26.	Las Vegas Outlet Center	NV	Las Vegas	100.0%	469,110
27.	Las Vegas Premium Outlets	NV	Las Vegas	100.0%	538,691
28.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,603
29.	Woodbury Common Premium Outlets	NY	Central Valley (New York)	100.0%	844,721
30.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	300,446
31.	Cincinnati Premium Outlets	OH	Monroe (Cincinnati)	100.0%	398,798
32.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,679
33.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,106
34.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,268
35.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,582
36.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	425,514
37.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	584,790
38.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	488,561
39.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	517,711
40.	North Bend Premium Outlets	WA	North Bend (Seattle)	100.0%	223,411
41.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	443,810
42.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,672

	Total U.S. Premium Outlets GLA				17,428,497

	Total Regional Mall and U.S. Premium Outlets GLA				177,486,106

FOOTNOTES:

(1)
Does not include the regional malls in the Mills portfolio.

(2)
This property is managed by a third party.

(3)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(4)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.

(5)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(6)
The Operating Partnership's indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

(7)
Includes office space as follows:

Arsenal Mall—52,847 sq. ft.	Oak Court Mall—126,583 sq. ft.
Century III Mall—30,032 sq. ft.	Oxford Valley Mall—110,324 sq. ft.
Copley Place—867,301 sq. ft.	Plaza Carolina—28,474 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.	River Oaks Center—117,716 sq. ft.
Firewheel Town Center—75,017 sq. ft.	Rolling Oaks Mall—6,383 sq. ft.
Greendale Mall—119,860 sq. ft.	Roosevelt Field—1,610 sq. ft.
Gwinnett Place—32,603 sq. ft.	South Hills Village—4,361 sq. ft.
King of Prussia Mall—13,250 sq. ft.	Stanford Shopping Center—5,748 sq. ft.
Knoxville Center—1,455 sq. ft.	The Domain—132,881 sq. ft.
Lehigh Valley Mall—11,754 sq. ft.	The Westchester—820 sq. ft.
Menlo Park Mall—52,424 sq. ft.	Washington Square—7,737 sq. ft.
Northshore Mall—12,367 sq. ft.	White Oaks Mall—17,807 sq. ft.

 SIMON PROPERTY GROUP
Property Listing

Properties Acquired from Prime Outlets Acquisition Company

	Property Name	State	City (CBSA)	Legal Ownership	Total Gross Leasable Area
1.	Pismo Beach Premium Outlets	CA	Pismo Beach	100.0%	147,416
2.	Ellenton Premium Outlets	FL	Ellenton	100.0%	476,706
3.	Florida City Outlet Center	FL	Florida Ciy	100.0%	207,955
4.	Naples Outlet Center	FL	Naples	100.0%	145,991
5.	Orlando Premium Outlets- International Dr.	FL	Orlando	100.0%	773,644
6.	Outlet Marketplace	FL	Orlando	100.0%	204,866
7.	Calhoun Premium Outlets	GA	Calhoun	100.0%	253,676
8.	Huntley Outlet Center	IL	Huntley	100.0%	278,874
9.	Lee Premium Outlets	MA	Lee	100.0%	224,479
10.	Hagerstown Premium Outlets	MD	Hagerstown	100.0%	484,839
11.	Queenstown Premium Outlets	MD	Queenstown	100.0%	298,409
12.	Birch Run Premium Outlets	MI	Birch Run	100.0%	681,639
13.	Gulfport Premium Outlets	MS	Gulfport	100.0%	302,664
14.	Prime Outlets- Jeffersonville	OH	Jeffersonville	100.0%	410,057
15.	Grove City Premium Outlets	PA	Grove City	100.0%	531,933
16.	Puerto Rico Premium Outlets	PR	Barceloneta	100.0%	344,502
17.	Gaffney Premium Outlets	SC	Gaffney	100.0%	364,402
18.	Lebanon Premium Outlets	TN	Lebanon	100.0%	226,869
19.	San Marcos Premium Outlets	TX	San Marcos	100.0%	671,119
20.	Williamsburg Premium Outlets	VA	Williamsburg	100.0%	521,497
21.	Pleasant Prairie Premium Outlets	WI	Pleasant Prairie	100.0%	402,466

	Subtotal Properties Acquired from Prime Outlets Acquisition Company®				7,954,003

 SIMON PROPERTY GROUP
Property Listing

Community/Lifestyle Centers(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	Plaza at Buckland Hills, The	CT	Manchester	41.3	%(3)	330,082
2.	Gaitway Plaza	FL	Ocala	32.2	%(3)	208,755
3.	Highland Lakes Center	FL	Orlando	100.0%		492,328
4.	Indian River Commons	FL	Vero Beach	50.0%		255,942
5.	Pier Park	FL	Panama City Beach	100.0%		816,710
6.	Royal Eagle Plaza	FL	Coral Springs (Miami)	42.0	%(3)	199,082
7.	Terrace at The Florida Mall	FL	Orlando	100.0%		346,693
8.	Waterford Lakes Town Center	FL	Orlando	100.0%		949,678
9.	West Town Corners	FL	Altamonte Springs (Orlando)	32.2	%(3)	385,643
10.	Westland Park Plaza	FL	Orange Park (Jacksonville)	32.2	%(3)	163,254
11.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		440,670
12.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		630,359
13.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		403,756
14.	Crystal Court	IL	Crystal Lake (Chicago)	37.9	%(3)	278,978
15.	Forest Plaza	IL	Rockford	100.0%		427,991
16.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		215,568
17.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		367,686
18.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%		243,326
19.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		270,892
20.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		303,469
21.	White Oaks Plaza	IL	Springfield	100.0%		391,474
22.	Willow Knolls Court	IL	Peoria	35.7	%(3)	382,377
23.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		502,219
24.	Eastland Convenience Center	IN	Evansville	50.0%		175,639
25.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		155,319
26.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		655,490
27.	Keystone Shoppes	IN	Indianapolis	100.0%		29,140
28.	Markland Plaza	IN	Kokomo	100.0%		90,527
29.	Muncie Plaza	IN	Muncie	100.0%		172,617
30.	New Castle Plaza	IN	New Castle	100.0%		91,648
31.	Northwood Plaza	IN	Fort Wayne	100.0%		208,076
32.	Teal Plaza	IN	Lafayette	100.0%		101,087
33.	Tippecanoe Plaza	IN	Lafayette	100.0%		90,522
34.	University Center	IN	Mishawaka	100.0%		150,524
35.	Village Park Plaza	IN	Carmel (Indianapolis)	35.7	%(3)	549,623
36.	Washington Plaza	IN	Indianapolis	100.0%		50,107
37.	West Ridge Plaza	KS	Topeka	100.0%		254,159
38.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		394,491
39.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%		287,473
40.	Ridgewood Court	MS	Jackson	35.7	%(3)	369,500
41.	Dare Centre	NC	Kill Devil Hills	100.0%		168,707
42.	MacGregor Village	NC	Cary	100.0%		144,042
43.	North Ridge Shopping Center	NC	Raleigh	100.0%		169,015
44.	Rockaway Commons	NJ	Rockaway (New York)	100.0%		150,492
45.	Rockaway Town Plaza	NJ	Rockaway (New York)	100.0%		459,241
46.	Cobblestone Court	NY	Victor	35.7	%(3)	265,477
47.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		164,369

 SIMON PROPERTY GROUP
Property Listing

Community/Lifestyle Centers(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
48.	Lima Center	OH	Lima	100.0%		236,878
49.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	50.3	%(4)	101,742
50.	Henderson Square	PA	King of Prussia (Philadelphia)	76.0	%(4)	107,376
51.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	65.0	%(4)	267,965
52.	Whitehall Mall	PA	Whitehall	38.0	%(4)	588,618
53.	Charles Towne Square	SC	Charleston	100.0%		71,794
54.	Empire East (2)	SD	Sioux Falls	50.0%		297,278
55.	Arboretum at Great Hills	TX	Austin	100.0%		206,397
56.	Gateway Shopping Center	TX	Austin	100.0%		512,955
57.	Ingram Plaza	TX	San Antonio	100.0%		111,518
58.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		387,430
59.	Palms Crossing	TX	McAllen	100.0%		337,249
60.	Richardson Square	TX	Richardson (Dallas)	100.0%		517,265
61.	Shops at Arbor Walk, The	TX	Austin	100.0%		442,585
62.	Shops at North East Mall, The	TX	Hurst (Dallas)	100.0%		365,008
63.	Wolf Ranch Town Center	TX	Georgetown (Austin)	100.0%		626,227
64.	Chesapeake Center	VA	Chesapeake (Virginia Beach)	100.0%		305,935
65.	Fairfax Court	VA	Fairfax (Washington, D.C.)	41.3	%(3)	254,302
66.	Martinsville Plaza	VA	Martinsville	100.0%		102,105

	Total Community/Lifestyle Center GLA					20,194,844

FOOTNOTES:

(1)
Does not include the community centers in Mills portfolio.

(2)
This property is managed by a third party.

(3)
Outside partner receives substantially all of the economic benefit due to a partner preference.

(4)
The Operating Partnership's indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

SIMON PROPERTY GROUP
Property Listing

The Mills Portfolio

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
	The Mills®
1.	Arizona Mills	AZ	Tempe (Phoenix)	25.0%		1,244,644
2.	Arundel Mills	MD	Hanover (Baltimore)	29.6%		1,298,194
3.	Colorado Mills	CO	Lakewood (Denver)	18.8	%(1)	1,097,630
4.	Concord Mills	NC	Concord (Charlotte)	29.6	%(1)	1,333,938
5.	Discover Mills	GA	Lawrenceville (Atlanta)	25.0	%(1)	1,182,984
6.	Franklin Mills	PA	Philadelphia	50.0%		1,742,644
7.	Grapevine Mills	TX	Grapevine (Dallas)	29.6%		1,773,246
8.	Great Mall	CA	Milpitas (San Jose)	50.0%		1,363,370
9.	Gurnee Mills	IL	Gurnee (Chicago)	50.0%		1,818,143
10.	Katy Mills	TX	Katy (Houston)	31.3	%(1)	1,554,826
11.	Ontario Mills	CA	Ontario (Riverside)	25.0%		1,479,471
12.	Opry Mills	TN	Nashville	50.0%		1,159,835
13.	Potomac Mills	VA	Prince William (Washington, D.C.)	50.0%		1,538,024
14.	Sawgrass Mills	FL	Sunrise (Miami)	50.0%		2,259,348
15.	St. Louis Mills	MO	Hazelwood (St. Louis)	25.0	%(1)	1,174,814
16.	The Block at Orange	CA	Orange (Los Angeles)	25.0%		725,157

	Subtotal The Mills GLA®					22,746,268
	Regional Malls(3)
17.	Briarwood Mall	MI	Ann Arbor	25.0%		973,413
18.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	25.0%		2,268,717	(2)
19.	Dover Mall	DE	Dover	34.1%		886,509
20.	Esplanade, The	LA	Kenner (New Orleans)	50.0%		814,825
21.	Falls, The	FL	Miami	25.0%		806,644
22.	Galleria at White Plains, The	NY	White Plains (New York)	50.0%		863,315
23.	Hilltop Mall	CA	Richmond (San Francisco)	25.0%		1,077,167
24.	Lakeforest Mall	MD	Gaithersburg (Washington, D.C.)	25.0%		1,045,980
25.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	25.0%		1,111,539
26.	Marley Station	MD	Glen Burnie (Baltimore)	25.0%		1,069,152
27.	Meadowood Mall	NV	Reno	25.0%		876,651	(2)
28.	Northpark Mall	MS	Ridgeland	50.0%		955,977
29.	Shops at Riverside, The	NJ	Hackensack (New York)	50.0%		769,859
30.	Southdale Center	MN	Edina (Minneapolis)	50.0%		1,339,348	(2)
31.	Southridge Mall	WI	Greendale (Milwaukee)	50.0%		1,212,181
32.	Stoneridge Shopping Center	CA	Pleasanton (San Francisco)	25.0%		1,298,500

	Subtotal Regional Malls GLA					17,369,777
	Community Centers
33.	Denver West Village	CO	Lakewood (Denver)	18.8%		310,160
34.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	29.6%		101,613
35.	Concord Mills Marketplace	NC	Concord (Charlotte)	50.0%		230,683
36.	Liberty Plaza	PA	Philadelphia	50.0%		371,618

	Subtotal Community Centers GLA					1,014,074

	Total Mills Properties GLA					41,130,119

(1)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(2)
Includes office space as follows:
Del Amo Fashion Center—1,413 sq. ft.
Meadowood Mall—6,019 sq. ft.
Southdale Center—20,295 sq. ft.

(3)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which we already held a 50% interest prior to the Mills acquisition.

SIMON PROPERTY GROUP
Property Listing

International Properties

	Property Name	City (Metropolitan area)	SPG Effective Ownership		Total Gross Leasable Area(1)
	ITALY
1.	Ancona	Ancona	49.0	%(3)	165,200
2.	Senigallia	Senigallia (Ancona)	49.0%		82,800
3.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		94,800
4.	Porto Sant'Elpidio	Porto Sant'Elpidio (Ascoli Piceno)	49.0%		162,300
5.	Casamassima	Casamassima (Bari)	49.0%		547,800
6.	Modugno	Modugno (Bari)	49.0%		143,500
7.	Bergamo	Bergamo	49.0	%(3)	119,900
8.	Concesio	Concesio (Brescia)	49.0	%(3)	117,500
9.	Mazzano	Mazzano (Brescia)	49.0	%(2)	230,700
10.	Mesagne	Mesagne (Brindisi)	49.0%		228,600
11.	Marconi	Marconi (Cagliari)	49.0	%(3)	193,400
12.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(2)	190,700
13.	Catania	Catania	24.0%		641,700
14.	La Rena	La Rena (Catania)	49.0%		146,200
15.	Misterbianco	Misterbianco (Catania)	49.0	%(3)	99,300
16.	Merate	Merate (Lecco)	49.0	%(3)	162,000
17.	Cesano Boscone	Cescano Boscone (Milano)	49.0	%(3)	283,900
18.	Cinisello	Cinisello (Milano)	49.0%		375,600
19.	Nerviano	Nerviano (Milano)	49.0	%(3)	111,600
20.	Rescaldina	Rescaldina (Milano)	49.0%		377,100
21.	Vimodrone	Vimodrone (Milano)	49.0%		190,600
22.	Monza	Monza	49.0	%(3)	211,700
23.	Argine	Argine (Napoli)	24.0%		296,200
24.	Giugliano	Giugliano (Napoli)	49.0	%(4)	754,500
25.	Mugnano di Napoli	Mugnano (Napoli)	49.0	%(3)	192,900
26.	Pompei	Pompei (Napoli)	49.0%		91,400
27.	Vulcano Buono	Nola (Napoli)	22.1%		876,000
28.	Olbia	Olbia	49.0	%(3)	207,600
29.	Padova	Padova	49.0%		105,800
30.	Palermo	Palermo	49.0%		82,900
31.	Fano	Fano (Pesaro)	49.0%		112,300
32.	Cepagatti	Cepagatti (Pescara)	49.0%		269,800
33.	Pescara	Pescara	49.0%		161,500
34.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		179,200
35.	Casalbertone	Roma	49.0	%(3)	147,600
36.	Collatina	Collatina (Roma)	49.0%		63,600
37.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	233,700
38.	Taranto	Taranto	49.0%		201,700
39.	Cuneo	Cuneo (Torino)	49.0%		282,200
40.	Rivoli	Rivoli (Torino)	49.0	%(3)	94,100
41.	Torino	Torino	49.0%		171,800
42.	Venaria	Venaria (Torino)	49.0%		165,600
43.	Mestre	Mestre (Venezia)	49.0%		246,700
44.	Bussolengo	Bussolengo (Verona)	49.0	%(3)	164,600
45.	Vicenza	Vicenza	49.0%		98,500

	Subtotal Italy GLA				10,077,100

SIMON PROPERTY GROUP
Property Listing

International Properties

	Property Name	City (Metropolitan area)	SPG Effective Ownership	Total Gross Leasable Area(1)
	JAPAN
46.	Ami Premium Outlets	Ami (Tokyo)	40.0%	224,800
47.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%	482,000
48.	Kobe-Sanda Premium Outlets	Kobe (Osaka)	40.0%	365,100
49.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%	321,800
50.	Sano Premium Outlets	Sano (Tokyo)	40.0%	390,800
51.	Sendai-Izumi Premium Outlets	Izumi Park Town (Sendai)	40.0%	164,200
52.	Toki Premium Outlets	Toki (Nagoya)	40.0%	289,600
53.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%	239,800

	Subtotal Japan GLA			2,478,100
	MEXICO
54.	Premium Outlets Punta Norte	Mexico City	50.0%	244,200

	Subtotal Mexico GLA			244,200
	SOUTH KOREA
55.	Yeoju Premium Outlets	Seoul	50.0%	249,900

	Subtotal South Korea GLA			249,900

	TOTAL INTERNATIONAL ASSETS GLA			13,049,300

FOOTNOTES:

(1)
All gross leasable area listed in square feet.

(2)
This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(3)
These properties are encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(4)
Gallerie Commerciali Italia owns 100% of the shopping gallery at this center which consists of 177,600 sf of leaseable area. In addition, Galleria Commerciali Italia owns a 40% interest in the retail parks at this center, which consist of 446,900 sf of leasable area.

 SIMON PROPERTY GROUP
U.S. Anchor/Big Box Openings
2010 - 2011

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings through September 30, 2010
Anderson Mall—Anderson, SC	Regional Mall	Books-A-Million	Goody's
Arizona Mills—Tempe (Phoenix), AZ	Mills	Sea Life Center	Circuit City
Arundel Mills Marketplace—Hanover (Baltimore), MD	Mills Community Center	H.H. Gregg	Circuit City
Block at Orange, The—Orange (Los Angeles), CA	Mills	H&M	Hilo Hattie
Chesapeake Square—Chesapeake, VA	Regional Mall	Burlington Coat Factory	Dillard's
Coddingtown Mall—Santa Rosa, CA	Regional Mall	Whole Foods	Ralph's Grocery
Colorado Mills—Lakewood (Denver), CO	Mills	Burlington Coat Factory	Steve & Barry's
Concord Mills—Concord (Charlotte), NC	Mills	Best Buy	Circuit City
Franklin Mills—Philadelphia, PA	Mills	Forever 21	N/A
Grapevine Mills—Grapevine (Dallas), TX	Mills	Off Broadway Shoe Warehouse	Western Warehouse
Great Lakes Plaza—Mentor (Cleveland), OH	Community/Lifestyle Ctr.	H.H. Gregg	Circuit City
Great Mall—Milpitas (San Jose), CA	Mills	Bed Bath & Beyond	Steve & Barry's
Gulf View Square—Port Richey (Tampa), FL	Regional Mall	T.J. Maxx	Linens 'n Things
Katy Mills—Katy (Houston), TX	Mills	Off Broadway Shoe Warehouse	Boot Town
Lehigh Valley Mall—Whitehall, PA	Regional Mall	H.H. Gregg	Linens 'n Things
Lima Mall—Lima, OH	Regional Mall	MC Sporting Goods	N/A
Lincoln Plaza—King of Prussia (Philadelphia), PA	Community/Lifestyle Ctr.	H.H. Gregg	Circuit City
Menlo Park Mall—Edison (New York), NJ	Regional Mall	Fortunoff Backyard Store	Steve & Barry's
Potomac Mills—Prince William, VA	Mills	Bloomingdale's Outlet	N/A
Sawgrass Mills—Sunrise (Miami), FL	Mills	Books-A-Million(1)	N/A
South Shore Plaza—Braintree (Boston), MA	Regional Mall	Nordstrom	Macy's(2)
Village Park Plaza—Carmel (Indianapolis), IN	Community/Lifestyle Ctr.	Hobby Lobby	Ashley Furniture
Whitehall Mall—Lehigh, PA	Regional Mall	Buy Buy Baby	Weis Markets
Openings Projected for the Remainder of 2010
Avenues, The—Jacksonville, FL	Regional Mall	Forever 21	Belk
Briarwood Mall—Ann Arbor, MI	Regional Mall	MC Sporting Goods	N/A
Cottonwood Mall—Albuquerque, NM	Regional Mall	Ulta	N/A
Gwinnett Place—Duluth (Atlanta), GA	Regional Mall	Mega Mart	Macy's(2)
Mall of Georgia—Buford (Atlanta), GA	Regional Mall	Ashley Furniture	Circuit City
Miller Hill Mall—Duluth, MN	Regional Mall	Ulta	N/A
North Ridge Plaza—Joliet (Chicago), IL	Community/Lifestyle Ctr.	A.J. Wright	Best Buy
Plaza at Buckland Hills, The—Manchester, CT	Community/Lifestyle Ctr.	Ulta	Office Depot
Ross Park Mall—Pittsburgh, PA	Regional Mall	Crate & Barrel	N/A
Santa Rosa Plaza—Santa Rosa, CA	Regional Mall	Forever 21	Mervyns
Sawgrass Mills—Sunrise (Miami), FL	Mills	Bloomingdale's Outlet	Books-A-Million
Shops at Arbor Walk, The—Austin, TX	Community/Lifestyle Ctr.	Sam Moon Trading Company	Circuit City
South Shore Plaza—Braintree (Boston), MA	Regional Mall	Target	Macy's(2)
Tacoma Mall—Tacoma (Seattle), WA	Regional Mall	Forever 21	Nordstrom(3)
White Oaks Plaza—Springfield, IL	Community/Lifestyle Ctr.	Ulta	N/A
Openings Projected for 2011
Esplanade, The—Kenner (New Orleans), LA	Regional Mall	Target	Mervyn's
Grapevine Mills—Grapevine (Dallas), TX	Mills	Legoland	Woodland Skatepark
		Sea Life Center	Gameworks
Virginia Center Commons—Glen Allen, VA	Regional Mall	Burlington Coat Factory	Dillard's

(1)
Books-A-Million was relocated.

(2)
Macy's had two locations at this center, one of which was recaptured for redevelopment.

(3)
Opened Nordstrom in a new location at this center in 2008; former Nordstrom store was recaptured for redevelopment.

 SIMON PROPERTY GROUP
Capital Expenditures
For the Nine Months Ended September 30, 2010
(In thousands)

		Unconsolidated Properties
	Consolidated Properties	Total	Simon Group's Share
New development projects	$28,332	$75,243	$37,424
Redevelopment projects with incremental GLA and/or anchor replacement	77,166	45,346	16,141
Renovations with no incremental GLA	756	6,440	2,198
Tenant allowances:
Retail	84,927	31,258	12,557
Office	1,104	—	—
Operational capital expenditures at properties:
CAM expenditures(1)	12,380	25,343	10,529
Non-CAM expenditures	5,916	11,370	4,433

Totals	$210,581	$195,000	$83,282

Less: Conversion from accrual to cash basis	(16,688)	(2,282)

Capital Expenditures for the Nine Months Ended 9/30/10(2)	$193,893	$192,718

Capital Expenditures for the Nine Months Ended 9/30/09(2)	$313,124	$323,252

(1)
Expenditures included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

 SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress
As of September 30, 2010

								Construction-in-Progress
Property/ Location	Project Description	The Company's Ownership Percentage	Projected Opening	Projected Gross Cost(2) (in millions)	Projected Net Cost (in millions)	The Company's Share of Net Cost	Stabilized Rate of Return	Total	The Company's Share
New Development Projects:
Merrimack Premium Outlets Merrimack, NH	380,000 square foot upscale outlet center	100%	6/12	$138	$137	$137	10%	$28.1	$28.1
Redevelopment Projects with Incremental GLA:
Houston Premium Outlets Cypress (Houston), TX	116,000 square foot expansion of upscale outlet center anchored by Saks Fifth Avenue Off 5th	100%	11/10	$25	$25	$25	14%	$16.4	$16.4
Las Vegas Outlet Center Las Vegas, NV	70,000 square foot expansion of upscale outlet center and center renovation	100%	3/11	$25	$25	$25	9%	$2.8	$2.8
Anchor/Big Box Activity:
Ross Park Mall Pittsburgh, PA	Addition of Crate & Barrel	100%	11/10	$7	$7	$7	10%	$7.0	$7.0
Other								$73.6	$50.2

Total Construction in Progress(3)								$127.9	$104.5

(1)
Cost and return are based upon current budget assumptions. Actual costs may vary.

(2)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(3)
Does not include our international properties.

 SIMON PROPERTY GROUP
International Development Activity Report*
Project Overview, Construction-in-Progress
As of September 30, 2010

Shopping center/ Location (Metropolitan area)	Project Description	The Company's Ownership Percentage of Project	Opening	The Company's Share of Projected Net Cost* (in millions)
New Development Projects:
Korea:
Paju Premium Outlets—Paju, South Korea(1)	328,000 square foot upscale outlet center with approximately 160 shops	50.0%	April 2011	KRW 60,640
Malaysia:
Johor Premium Outlets—Johor, Malaysia	175,000 square foot upscale outlet center with approximately 80 shops	50.0%	November 2011	RM 77
Expansions:
Tosu Premium Outlets—Fukuoka, Japan(1)	52,000 square foot phase III expansion	40.0%	July 2011	JPY 1,263

*
Cost is based upon current budget assumptions. Actual costs may vary.

(1)
Construction loan in place to fund approximately 70% of costs; remainder to be funded by operating cash flow.

 SIMON PROPERTY GROUP
Total Debt Amortization and Maturities by Year (Our Share)
As of September 30, 2010
(In thousands)

Year	Our Share of Unsecured Consolidated Debt	Our Share of Secured Consolidated Debt	Our Share of Unconsolidated Joint Venture Debt	Our Share of Unconsolidated The Mills L.P. Debt	Our Share of Total Debt
2010	—	68,210	92,202	13,250	173,662
2011	382,766	550,964	501,977	119,006	1,554,713
2012	390,705	1,330,056	323,493	718,885	2,763,139
2013	1,356,476	939,163	502,200	280,777	3,078,616
2014	934,482	899,301	175,945	808,847	2,818,575
2015	1,600,000	73,885	755,661	135,000	2,564,546
2016	1,300,000	1,753,267	591,209	115,007	3,759,483
2017	500,000	576,165	337,777	532,000	1,945,942
2018	1,000,000	5,058	17,964	0	1,023,022
2019	650,000	131,526	14,442	0	795,968
Thereafter	2,750,000	17,974	379,380	104,109	3,251,463

Face Amounts of Indebtedness	$10,864,429	$6,345,569	$3,692,250	$2,826,881	$23,729,129
Premiums (Discounts) on Indebtedness, Net	(26,119)	33,692	—	5,360	12,933

Our Share of Total Indebtedness	$10,838,310	$6,379,261	$3,692,250	$2,832,241	$23,742,062

Debt Covenant Compliance Ratios

Senior Unsecured Debt Covenants(1)	Required		Actual		Compliance
Total Debt to Total Assets	≤65%		44%		Yes
Total Secured Debt to Total Assets	≤50%		24%		Yes
Fixed Charge Coverage Ratio	>1.5	X	2.8	X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%		294%		Yes

(1)
Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to our senior unsecured debt, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

 SIMON PROPERTY GROUP
Summary of Indebtedness
As of September 30, 2010
(In thousands)

	Total Indebtedness	Our Share of Indebtedness	Weighted Average End of Period Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$5,469,246	$5,201,458	6.14%	4.3
Floating Rate Debt	1,144,111	1,144,111	1.64%	2.0

Total Mortgage Debt	6,613,357	6,345,569	5.33%	3.9
Unsecured Debt
Fixed Rate	10,012,472	10,012,472	6.04%	7.6
Revolving Credit Facility—US Tranche	585,000	585,000	2.36%	2.5
Revolving Credit Facility—Yen Currency	266,957	266,957	2.24%	2.5

Total Revolving Credit Facility	851,957	851,957	2.32%	2.5
Total Unsecured Debt	10,864,429	10,864,429	5.74%	7.2
Premium	48,050	47,943
Discount	(40,370)	(40,370)

Consolidated Mortgages and Other Indebtedness(2)	$17,485,466	$17,217,571	5.59%	6.0

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$7,249,987	$3,189,450	5.55%	5.2
Floating Rate Debt (Hedged)(1)	107,205	25,737	4.74%	1.6
Floating Rate Debt	1,002,237	477,063	2.60%	2.9
Mills Limited Partnership Debt	7,368,282	2,826,881	5.80%	4.4

Total Mortgage Debt	15,727,712	6,519,131	5.06%	4.4
Premium	12,102	5,876
Discount	(1,031)	(516)

Joint Venture Mortgages and Other Indebtedness	$15,738,783	$6,524,491	5.07%	4.6

Our Share of Total Indebtedness		$23,742,062	5.45%	5.6
Summary of our share of Fixed and Variable Rate Debt
Consolidated
Fixed	88.4%	15,221,503	6.07%	6.5
Variable	11.6%	1,996,068	1.93%	2.2

	100.0%	17,217,571	5.59%	6.0
Joint Venture
Fixed	81.3%	5,301,617	5.67%	5.0
Variable	18.7%	1,222,874	2.16%	2.3

	100.0%	$6,524,491	5.07%	4.6

Total Debt		23,742,062

Total Fixed Debt	86.4%	20,523,120	5.97%	6.1

Total Variable Debt	13.6%	3,218,942	2.01%	2.3

(1)
These debt obligations are hedged by interest rate cap agreements.

(2)
Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2010
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Consolidated Indebtedness:
Crystal River		11/11/10	(21)	7.63%	Fixed	Secured	14,484	14,484
Port Charlotte Town Center		12/11/10	(30)	7.98%	Fixed	Secured	49,963	39,970
Oxford Valley Mall		01/10/11		6.76%	Fixed	Secured	69,723	45,313
Simon Property Group, LP (Sr. Notes)		01/20/11		7.75%	Fixed	Unsecured	77,639	77,639
CPG Partners, LP (Sr. Notes)		02/01/11		8.25%	Fixed	Unsecured	83,588	83,588
Simon Property Group, LP (Sr. Notes)		06/01/11		5.38%	Fixed	Unsecured	120,022	120,022
Henderson Square		07/01/11		6.94%	Fixed	Secured	14,169	10,764
Ingram Park Mall	(6)	08/11/11		6.99%	Fixed	Secured	74,853	74,853
Knoxville Center	(6)	08/11/11		6.99%	Fixed	Secured	56,683	56,683
Northlake Mall	(6)	08/11/11		6.99%	Fixed	Secured	65,390	65,390
Towne West Square	(6)	08/11/11		6.99%	Fixed	Secured	48,996	48,996
Simon Property Group, LP (Sr. Notes)		09/01/11		5.60%	Fixed	Unsecured	101,517	101,517
Gateway Shopping Center		10/01/11		5.89%	Fixed	Secured	87,000	87,000
Tacoma Mall		10/01/11		7.00%	Fixed	Secured	118,623	118,623
Simon Property Group, LP (Sr. Notes)		03/01/12		5.00%	Fixed	Unsecured	159,753	159,753
Secured Term Loan	(2)	03/05/12		0.96%	Variable	Secured	735,000	735,000
Simon Property Group, LP (Sr. Notes)		05/01/12		5.75%	Fixed	Unsecured	74,245	74,245
Gwinnett Place		06/08/12		5.68%	Fixed	Secured	115,000	86,250
Town Center at Cobb		06/08/12		5.74%	Fixed	Secured	280,000	210,000
CPG Partners, LP (Sr. Notes)		06/15/12		6.88%	Fixed	Unsecured	50,642	50,642
Simon Property Group, LP (Sr. Notes)		08/28/12		6.35%	Fixed	Unsecured	106,065	106,065
Anderson Mall		10/10/12		6.20%	Fixed	Secured	26,887	26,887
Century III Mall	(4)	10/10/12		6.20%	Fixed	Secured	79,367	79,367
Forest Mall	(5)	10/10/12		6.20%	Fixed	Secured	15,962	15,962
Highland Lakes Center	(4)	10/10/12		6.20%	Fixed	Secured	14,714	14,714
Longview Mall	(4)	10/10/12		6.20%	Fixed	Secured	29,874	29,874
Markland Mall	(5)	10/10/12		6.20%	Fixed	Secured	21,136	21,136
Midland Park Mall	(5)	10/10/12		6.20%	Fixed	Secured	30,855	30,855
Richmond Towne Square	(5)	10/10/12		6.20%	Fixed	Secured	43,339	43,339
CPG Partners, LP (Sr. Notes)		01/15/13		6.00%	Fixed	Unsecured	69,334	69,334
The Factory Shoppes at Branson Meadows	(9)	03/10/13	(21)	9.10%	Fixed	Secured	8,900	8,900
North Ridge Shopping Center	(9)	03/10/13	(21)	9.10%	Fixed	Secured	7,827	7,827
MacGregor Village	(9)	03/10/13	(21)	9.10%	Fixed	Secured	6,408	6,408
Dare Centre	(9)	03/10/13	(21)	9.10%	Fixed	Secured	1,593	1,593
Factory Stores of America	(9)	03/10/13	(21)	9.10%	Fixed	Secured	15,378	15,378
Carolina Premium Outlets—Smithfield	(9)	03/10/13	(21)	9.10%	Fixed	Secured	19,136	19,136

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2010
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	Our Share of Indebtedness
The Crossings Premium Outlets		03/13/13		5.85%	Fixed	Secured		51,332	51,332
Simon Property Group, LP (Sr. Notes)		03/15/13		5.45%	Fixed	Unsecured		122,288	122,288
Revolving Credit Facility-USD		03/31/13		2.36%	Variable	Unsecured		585,000	585,000
Revolving Credit Facility—Yen Currency		03/31/13		2.24%	Variable	Unsecured	(13)	266,957	266,957
Simon Property Group, LP (Sr. Notes)		05/30/13		5.30%	Fixed	Unsecured		237,897	237,897
Stanford Shopping Center	(2)	07/01/13		2.41%	Variable	Secured		240,000	240,000
Battlefield Mall		07/01/13		4.60%	Fixed	Secured		91,362	91,362
Kittery Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured		43,556	43,556
Lighthouse Place Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured		88,623	88,623
Waterloo Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured		72,822	72,822
Retail Property Trust (Sr. Notes)		09/01/13		7.18%	Fixed	Unsecured		75,000	75,000
Texas Lifestyle Centers Secured Loan	(2)	09/23/13	(16)	3.86%	Fixed	Secured		260,000	260,000
Simon Property Group, LP (Sr. Notes)		01/30/14		4.90%	Fixed	Unsecured		200,000	200,000
Northfield Square		02/11/14		6.05%	Fixed	Secured		27,773	8,776
Puerto Rico Premium Outlets		05/01/14	(23)	3.75%	Variable	Secured		74,794	74,794
Montgomery Mall		05/11/14	(21)	5.17%	Fixed	Secured		86,510	51,906
Simon Property Group, LP (Sr. Notes)		05/15/14		6.75%	Fixed	Unsecured		516,052	516,052
Plaza Carolina—Fixed		06/01/14		7.50%	Fixed	Secured		88,880	88,880
Plaza Carolina—Variable Swapped	(16)	06/01/14		7.63%	Fixed	Secured		97,774	97,774
SB Boardman Plaza Holdings		07/01/14		5.94%	Fixed	Secured		22,682	22,682
Desoto Square		07/01/14		5.89%	Fixed	Secured		63,285	63,285
Upper Valley Mall		07/01/14		5.89%	Fixed	Secured		47,256	47,256
Washington Square		07/01/14		5.94%	Fixed	Secured		29,603	29,603
West Ridge Mall		07/01/14		5.89%	Fixed	Secured		67,782	67,782
Philadelphia Premium Outlets	(2)(16)	07/30/14		4.19%	Fixed	Secured		190,000	190,000
Chesapeake Square		08/01/14		5.84%	Fixed	Secured		69,156	51,867
Brunswick Square		08/11/14		5.65%	Fixed	Secured		81,295	81,295
Simon Property Group, LP (Sr. Notes)		08/15/14		5.63%	Fixed	Unsecured		218,430	218,430
Regency Plaza	(2)(7)	12/14/14	(23)	5.50%	Variable	Secured		3,922	3,922
St. Charles Towne Plaza	(2)(7)	12/14/14	(23)	5.50%	Variable	Secured		25,493	25,493
West Ridge Plaza	(2)(7)	12/14/14	(23)	5.50%	Variable	Secured		4,902	4,902
DeKalb Plaza		01/01/15		5.28%	Fixed	Secured		2,848	1,433
Lake View Plaza		01/01/15		8.00%	Fixed	Secured		15,915	15,915
Simon Property Group, LP (Sr. Notes)		02/01/15		4.20%	Fixed	Unsecured		400,000	400,000
Simon Property Group, LP (Sr. Notes)		06/15/15		5.10%	Fixed	Unsecured		600,000	600,000
Bloomingdale Court		11/01/15		8.15%	Fixed	Secured		26,343	26,343
Simon Property Group, LP (Sr. Notes)		12/01/15		5.75%	Fixed	Unsecured		600,000	600,000
Ellenton Premium Outlets	(27)	01/11/16		5.51%	Fixed	Secured		108,142	108,142

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2010
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Florida City Outlet Center	(27)	01/11/16	5.51%	Fixed	Secured	11,036	11,036
Grove City Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	116,959	116,959
Gulfport Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	26,046	26,046
Huntley Outlet Center	(27)	01/11/16	5.51%	Fixed	Secured	30,870	30,870
Prime Outlets Jeffersonville	(27)	01/11/16	5.51%	Fixed	Secured	72,448	72,448
Lebanon Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	16,014	16,014
Naples Outlet Center	(27)	01/11/16	5.51%	Fixed	Secured	16,593	16,593
Pleasant Prairie Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	62,223	62,223
San Marcos Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	148,081	148,081
Retail Property Trust (Sr. Notes)		03/15/16	7.88%	Fixed	Unsecured	250,000	250,000
Penn Square Mall		04/01/16	7.75%	Fixed	Secured	98,736	93,302
Birch Run Premium Outlets	(11)	04/11/16	5.95%	Fixed	Secured	109,487	109,487
Hagerstown Premium Outlets	(11)	04/11/16	5.95%	Fixed	Secured	91,994	91,994
Williamsburg Premium Outlets	(11)	04/11/16	5.95%	Fixed	Secured	106,280	106,280
Simon Property Group, LP (Sr. Notes)		05/01/16	6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall HCHP		05/05/16	8.20%	Fixed	Secured	879	879
Las Americas Premium Outlets		06/11/16	5.84%	Fixed	Secured	180,000	180,000
Greenwood Park Mall	(22)	08/01/16	8.00%	Fixed	Secured	79,274	79,274
South Park Mall	(22)	08/01/16	8.00%	Fixed	Secured	196,202	196,202
Walt Whitman Mall	(22)	08/01/16	8.00%	Fixed	Secured	120,892	120,892
Calhoun Premium Outlets	(14)	09/01/16	5.79%	Fixed	Secured	21,068	21,068
Gaffney Premium Outlets	(14)	09/01/16	5.79%	Fixed	Secured	38,235	38,235
Lee Premium Outlets	(14)	09/01/16	5.79%	Fixed	Secured	52,592	52,592
White Oaks Mall		11/01/16	5.54%	Fixed	Secured	50,000	40,339
Pismo Beach Premium Outlets	(28)	11/06/16	5.84%	Fixed	Secured	33,850	33,850
Queenstown Premium Outlets	(28)	11/06/16	5.84%	Fixed	Secured	66,150	66,150
Pleasant Prairie Premium Outlets II		12/01/16	6.01%	Fixed	Secured	37,517	37,517
Simon Property Group, LP (Sr. Notes)		12/01/16	5.25%	Fixed	Unsecured	650,000	650,000
Simon Property Group, LP (Sr. Notes)		03/01/17	5.88%	Fixed	Unsecured	500,000	500,000
Wolfchase Galleria		04/01/17	5.64%	Fixed	Secured	225,000	212,616
Valle Vista Mall		05/10/17	5.35%	Fixed	Secured	40,000	40,000
Summit Mall		06/10/17	5.42%	Fixed	Secured	65,000	65,000
Independence Center		07/10/17	5.94%	Fixed	Secured	200,000	200,000
Bangor Mall		10/01/17	6.15%	Fixed	Secured	80,000	53,880
Simon Property Group, LP (Sr. Notes)		05/30/18	6.13%	Fixed	Unsecured	800,000	800,000
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured	200,000	200,000
Simon Property Group, LP (Sr. Notes)		04/01/19	10.35%	Fixed	Unsecured	650,000	650,000
Woodland Hills Mall		04/05/19	7.79%	Fixed	Secured	96,277	90,951

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2010
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Forest Plaza	(15)	10/10/19	7.50%	Fixed	Secured	18,755	18,755
Lakeline Plaza	(15)	10/10/19	7.50%	Fixed	Secured	17,569	17,569
Muncie Plaza	(15)	10/10/19	7.50%	Fixed	Secured	7,304	7,304
White Oaks Plaza	(15)	10/10/19	7.50%	Fixed	Secured	14,608	14,608
Simon Property Group, LP (Sr. Notes)		02/01/20	5.65%	Fixed	Unsecured	1,250,000	1,250,000
Simon Property Group, LP (Sr. Notes)		03/01/21	4.38%	Fixed	Unsecured	900,000	900,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured	32,108	32,108
Simon Property Group, LP (Sr. Notes)		02/01/40	6.75%	Fixed	Unsecured	600,000	600,000

Total Consolidated Indebtedness at Face Value						17,477,786	17,209,998

Premium on Fixed-Rate Indebtedness						48,050	47,943
Discount on Fixed-Rate Indebtedness						(40,370)	(40,370)

Total Consolidated Indebtedness						17,485,466	17,217,571

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2010
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
Joint Venture Indebtedness:
Springfield Mall		12/01/10		1.36%	Variable	Secured		72,300		27,467
Galleria Commerciali Italia—Catania		12/17/10		1.62%	Variable	Secured	(10)	95,412		46,752
Atrium at Chestnut Hill		03/11/11	(21)	6.89%	Fixed	Secured		43,194		21,224
Cape Cod Mall		03/11/11		6.80%	Fixed	Secured		87,676		43,082
Seminole Towne Center	(2)	08/09/11		3.26%	Variable	Secured		67,205	(19)	8,737
Fashion Centre Pentagon Retail		09/11/11	(21)	6.63%	Fixed	Secured		147,200		62,560
Toki Premium Outlets—Fixed		10/31/11		1.80%	Fixed	Secured	(12)	9,325		3,730
Domain Residential Building P	(2)	11/07/11		2.26%	Variable	Secured		3,673		1,837
Galleria Commerciali Italia—Facility A	(2)	12/22/11		5.37%	Fixed	Secured	(10)	311,592		152,680
Galleria Commerciali Italia—Facility B		12/22/11		5.85%	Fixed	Secured	(10)	308,924		151,373
Tosu Premium Outlets—Variable		01/31/12		0.64%	Variable	Secured	(12)	10,760		4,304
Dadeland Mall		02/11/12	(21)	6.75%	Fixed	Secured		178,157		89,079
Square One		03/11/12		6.73%	Fixed	Secured		84,799		41,668
Cobblestone Court		05/05/12	(24)	5.00%	Variable	Secured		2,462	(19)	123
Hamilton Town Center	(2)	05/29/12		1.86%	Variable	Secured		95,283		47,642
Gotemba Premium Outlets—Variable		05/31/12		0.64%	Variable	Secured	(12)	8,237		3,295
Yeoju Premium Outlets		07/31/12		6.06%	Variable	Secured	(26)	4,385		2,193
Crystal Mall		09/11/12	(21)	5.62%	Fixed	Secured		93,120		69,438
Fashion Centre Pentagon Office	(2)	10/01/12	(24)	5.50%	Variable	Secured		40,000		17,000
SouthPark Residential		02/23/13		3.01%	Variable	Secured		21,111		8,444
Emerald Square Mall		03/01/13		5.13%	Fixed	Secured		127,361		62,582
Avenues, The		04/01/13		5.29%	Fixed	Secured		70,099	(19)	10,515
Paju Premium Outlets		04/01/13		5.78%	Variable	Secured	(26)	20,352		10,176
Circle Centre Mall		04/11/13		5.02%	Fixed	Secured		70,211	(19)	2,808
Domain Residential Phase II	(2)	07/22/13		2.26%	Variable	Secured		36,284		18,142
Solomon Pond		08/01/13		3.97%	Fixed	Secured		105,517		51,848
Tosu Premium Outlets—Fixed		08/24/13		1.49%	Fixed	Secured	(12)	6,862		2,745
Miami International Mall		10/01/13		5.35%	Fixed	Secured		92,104		44,004
Fashion Valley Mall		10/09/13	(24)	4.00%	Variable	Secured		350,000		175,000
Liberty Tree Mall		10/11/13		5.22%	Fixed	Secured		35,000		17,198
Domain Westin	(2)	10/15/13		2.21%	Variable	Secured		39,493		19,747
Galleria Commerciali Italia—Giugliano A		10/20/13		4.77%	Fixed	Secured	(10)	36,752		18,008
Galleria Commerciali Italia—Giugliano B		10/20/13		4.78%	Fixed	Secured	(10)	33,581		16,455
Galleria Commerciali Italia—Giugliano C		10/20/13		5.19%	Fixed	Secured	(10)	13,680		6,703
Kobe Sanda Premium Outlets—Fixed		01/31/14		1.49%	Fixed	Secured	(12)	22,559		9,024
Kobe Sanda Premium Outlets—Variable		01/31/14		0.90%	Variable	Secured	(12)	56,547		22,619

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2010
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
Northshore Mall		03/11/14	(21)	5.03%	Fixed	Secured		199,121		97,843
Coddingtown Mall	(2)	07/01/14		3.16%	Variable	Secured		14,400		14,400
Gotemba Premium Outlets—Fixed		10/25/14		1.57%	Fixed	Secured	(12)	58,047		23,219
Indian River Commons		11/01/14		5.21%	Fixed	Secured		9,538		4,769
Indian River Mall		11/01/14		5.21%	Fixed	Secured		64,623		32,312
Rinku Premium Outlets		11/25/14		1.85%	Fixed	Secured	(12)	29,373		11,749
St. Johns Town Center		03/11/15		5.06%	Fixed	Secured		169,053		84,527
Galleria Commerciali Italia—Cinisello—Fixed		03/31/15		5.38%	Fixed	Secured	(10)	100,138		49,068
Galleria Commerciali Italia—Cinisello—Variable		03/31/15		1.64%	Variable	Secured	(10)	70,080		34,339
Toki Premium Outlets—Variable		04/30/15		1.22%	Variable	Secured	(12)	16,737		6,695
St. John's Town Center Phase II	(2)(16)	05/10/15		5.50%	Fixed	Secured		77,500		38,750
Gaitway Plaza		07/01/15		4.60%	Fixed	Secured		13,900	(19)	0
Plaza at Buckland Hills, The		07/01/15		4.60%	Fixed	Secured		24,800	(19)	0
Ridgewood Court		07/01/15		4.60%	Fixed	Secured		14,650	(19)	733
Village Park Plaza		07/01/15		4.60%	Fixed	Secured		29,850	(19)	3,582
West Town Corners		07/01/15		4.60%	Fixed	Secured		18,800	(19)	0
Clay Terrace		10/01/15		5.08%	Fixed	Secured		115,000		57,500
Mall of New Hampshire		10/05/15		6.23%	Fixed	Secured		133,528		65,612
Houston Galleria—1		12/01/15		5.44%	Fixed	Secured		643,583		324,173
Houston Galleria—2		12/01/15		5.44%	Fixed	Secured		177,417		89,365
Smith Haven Mall		03/01/16		5.16%	Fixed	Secured		180,000		45,000
Quaker Bridge Mall		04/01/16		7.03%	Fixed	Secured		17,932		6,812
Eastland Mall		06/01/16		5.79%	Fixed	Secured		168,000		84,000
Empire Mall		06/01/16		5.79%	Fixed	Secured		176,300		88,150
Granite Run Mall		06/01/16		5.83%	Fixed	Secured		115,261		57,631
Mesa Mall		06/01/16		5.79%	Fixed	Secured		87,250		43,625
Rushmore Mall		06/01/16		5.79%	Fixed	Secured		94,000		47,000
Southern Hills Mall		06/01/16		5.79%	Fixed	Secured		101,500		50,750
Valley Mall		06/01/16		5.83%	Fixed	Secured		44,879		22,440
Greendale Mall		10/01/16		6.00%	Fixed	Secured		45,000		22,112
Firewheel Residential	(2)	11/20/16		5.91%	Fixed	Secured		22,950		11,475
Coconut Point		12/10/16		5.83%	Fixed	Secured		230,000		115,000
King of Prussia Mall—1		01/01/17		7.49%	Fixed	Secured		116,541		14,393
King of Prussia Mall—2		01/01/17		8.53%	Fixed	Secured		8,224		1,016
Mall at Rockingham		03/10/17		5.61%	Fixed	Secured		260,000		63,879
California Department Stores		11/01/17		6.53%	Fixed	Secured		31,300		10,432
West Town Mall		12/01/17		6.34%	Fixed	Secured		210,000		105,000
Aventura Mall		12/11/17		5.91%	Fixed	Secured		430,000		143,333

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2010
(In thousands)

Property Name	Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
Sano Premium Outlets	05/31/18	0.53%	Variable	Secured	(12)	46,106		18,442
Sendai Premium Outlets	10/31/18	0.49%	Variable	Secured	(12)	38,615		15,446
Whitehall Mall	11/01/18	7.00%	Fixed	Secured		11,794		4,481
Westchester, The	05/05/20	6.00%	Fixed	Secured		373,496		149,398
Lehigh Valley Mall	07/05/20	5.88%	Fixed	Secured		139,714		52,546
Auburn Mall	09/01/20	6.02%	Fixed	Secured		42,000		20,638
Shops at Sunset Place, The	09/01/20	5.62%	Fixed	Secured		79,000		29,625
Florida Mall, The	09/05/20	5.25%	Fixed	Secured		375,000		187,500
AMI Premium Outlets	09/25/23	2.09%	Fixed	Secured	(12)	133,212		53,288

Joint Venture Indebtedness at Face Value						8,359,429		3,692,250

Mills Indebtedness at Face Value (detail in The Mills Limited Partnership Summary)						7,368,282		2,826,881

Total Joint Venture and Mills Indebtedness at Face Value						15,727,712		6,519,131

Premium on JV Fixed-Rate Indebtedness						12,102		5,876
Discount on JV Fixed-Rate Indebtedness						(1,031)		(516)

Total Joint Venture Indebtedness						15,738,783	(20)	6,524,491	(17)

Our Share of Total Indebtedness								23,742,062

SIMON PROPERTY GROUP
The Mills Limited Partnership
Summary of Indebtedness by Maturity
As of September 30, 2010
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness		Our Share of Indebtedness
Mills Indebtedness:
Net Leases I	(29)	10/10/10		7.96%	Fixed	Secured	26,501		13,250
Denver West Village		10/01/11		8.15%	Fixed	Secured	21,538		4,038
Colorado Mills		11/12/11		2.04%	Variable	Secured	155,866	(19)	29,225
Shops at Riverside, The	(2)	11/14/11		1.06%	Variable	Secured	138,000		69,000
Discover Mills—1		12/11/11		7.32%	Fixed	Secured	23,700	(19)	2,500
Discover Mills—2		12/11/11		6.08%	Fixed	Secured	135,000	(19)	14,243
St. Louis Mills		01/08/12		6.39%	Fixed	Secured	90,000		35,352
Meadowood Mall		01/09/12		1.13%	Variable	Secured	143,091		35,773
Dover Mall & Commons	(2)(3)	02/01/12		2.21%	Variable	Secured	83,756		28,515
Esplanade, The	(2)(3)	02/01/12		2.21%	Variable	Secured	75,136		37,568
Galleria at White Plains	(2)(3)	02/01/12		2.21%	Variable	Secured	125,566		62,783
Northpark Mall—Mills	(2)(3)	02/01/12		2.21%	Variable	Secured	105,543		52,772
Southridge Mall		04/01/12		5.23%	Fixed	Secured	124,000		62,000
Mills Senior Loan Facility	(2)	06/07/12		1.51%	Variable	Secured	655,000		327,500
Marley Station		07/01/12		4.89%	Fixed	Secured	114,400		28,600
Hilltop Mall		07/08/12		4.99%	Fixed	Secured	64,350		16,088
Concord Mills		12/07/12		6.13%	Fixed	Secured	161,690		31,934
Katy Mills		01/09/13		6.69%	Fixed	Secured	141,713		17,714
Del Amo Fashion Center	(2)	01/23/13		1.76%	Variable	Secured	307,753		76,938
Southdale Center	(2)	04/01/13		5.18%	Fixed	Secured	157,901		78,951
Lakeforest Mall	(2)	07/08/13		4.90%	Fixed	Secured	140,568		35,142
Mall at Tuttle Crossing		11/05/13		5.05%	Fixed	Secured	113,126		28,282
Ontario Mills	(2)(16)	12/05/13		4.98%	Fixed	Secured	175,000		43,750
Arundel Marketplace		01/01/14		5.92%	Fixed	Secured	11,257		3,338
Concord Marketplace		02/01/14		5.76%	Fixed	Secured	13,086		6,543
Sawgrass Mills		07/01/14		5.82%	Fixed	Secured	820,000		410,000
Arundel Mills		08/01/14		6.14%	Fixed	Secured	384,693		113,965
Grapevine Mills	(2)(16)	09/22/14		5.90%	Fixed	Secured	270,000		80,001
Block at Orange		10/01/14		6.25%	Fixed	Secured	220,000		55,000
Opry Mills		10/10/14		6.16%	Fixed	Secured	280,000		140,000
Great Mall	(2)	08/28/15		6.01%	Fixed	Secured	270,000		135,000
Falls, The	(25)	11/30/16		7.50%	Fixed	Secured	114,640		28,660
Stoneridge Shopping Center	(25)	11/30/16		7.50%	Fixed	Secured	227,252		56,699
Briarwood Mall	(25)	11/30/16		7.50%	Fixed	Secured	118,593		29,648
Liberty Plaza		06/01/17		5.68%	Fixed	Secured	43,000		21,500
Franklin Mills		06/01/17		5.65%	Fixed	Secured	290,000		145,000
Gurnee Mills		07/01/17		5.77%	Fixed	Secured	321,000		160,500
Potomac Mills		07/11/17		5.83%	Fixed	Secured	410,000		205,000
Arizona Mills		07/01/20		5.76%	Fixed	Secured	174,691		43,673
Net Leases II		01/10/23		9.35%	Fixed	Secured	20,873		10,436
TMLP Trust Preferred Unsecured Securities		03/30/36	(18)	7.38%	Fixed	Unsecured	100,000		50,000

Mills Indebtedness at Face Value							7,368,282		2,826,881

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2010
(In thousands)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of September 30, 2010: LIBOR at .26%; 3 MONTH EURIBOR at .89%, YEN LIBOR at .14%; 6 MONTH YEN LIBOR at .43%; and 91 Day Korean CD rate at 2.66%.

(2)
Includes applicable extensions available at our option.

(3)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(5)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(6)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(7)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These properties are secured by cross-collateralized and cross-defaulted mortgages. Factory Stores of America includes Boaz, Georgetown, Graceville, Lebanon, Nebraska City and Story City.

(10)
Amounts shown in USD Equivalent. Euro equivalent is 712.7 million. Associated with Facility A and B, Giugliano, and a portion of Cinisello are interest rate swap agreements with a total combined 591.1 million Euros notional amount that effectively fixes Facility A and B, Giugliano, and a portion of Cinisello at a combined 4.88%.

(11)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(12)
Amounts shown in USD Equivalent. Yen equivalent is 36,501.9 million.

(13)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 22,265.0 million.

(14)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(15)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(16)
Through an interest rate swap agreement, interest is essentially fixed at the all-in rate presented.

(17)
Our share of indebtedness for joint ventures excludes our share of indebtedness of $156.7 million in joint venture entities in which Gallerie Commerciali Italia holds a non-controlling interest.

(18)
Upon the initial maturity date of 3/30/11, pricing re-sets every 5 years based on an index of LIBOR + 2.375%.

(19)
Our share of indebtedness for these joint venture property loans includes the impact of outside partner preferences and/or unreturned capital contributions which are in excess of our share of the net assets and investment in equity of the property.

(20)
Total joint venture indebtedness does not include the secured debt on The Mall at The Source.

(21)
The Anticipated Repayment Date is the date reflected as the Maturity Date. However, the loan documents state longer term Maturity Dates between 2028 and 2035.

(22)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(23)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.50%.

(24)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.00%.

(25)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(26)
Amounts shown in USD Equivalent. Won equivalent is 28,209.0 million.

(27)
These ten properties are secured by cross-collateralized and cross-defaulted mortgages.

(28)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.

(29)
Loan was paid off on 10/12/10.

(30)
Loan was refinanced on October 6, 2010 for $48.5 million at a fixed interest rate of 5.30% with a maturity of November 1, 2020.

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2010

Property Name	City	State
Regional Malls:
McCain Mall	N. Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Coral Square	Coral Springs	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Lake Square Mall	Leesburg	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
Lenox Square	Atlanta	GA
Mall of Georgia	Atlanta	GA
Phipps Plaza	Atlanta	GA
Lindale Mall	Cedar Rapids	IA
NorthPark Mall	Davenport	IA
SouthRidge Mall	Des Moines	IA
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
SouthPark Mall	Moline	IL
Castleton Square Mall	Indianapolis	IN
College Mall	Bloomington	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
University Park Mall	Mishawaka	IN
Towne East Square	Wichita	KS
Prien Lake Mall	Lake Charles	LA

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2010

Property Name	City	State
Arsenal Mall	Watertown	MA
Burlington Mall	Burlington	MA
Copley Place	Boston	MA
The Mall at Chestnut Hill	Chestnut Hill	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Pheasant Lane(1)	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Forum Shops at Caesars, The	Las Vegas	NV
Chautauqua Mall	Lakewood	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Cielo Vista	El Paso	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
North East Mall	Hurst	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Apple Blossom Mall	Winchester	VA
Charlottesville Fashion Square	Charlottesville	VA

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2010

Property Name	City	State
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI
Premium Outlets:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Gilroy Premium Outlets	Gilroy	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets—International Drive	Orlando	FL
Orlando Premium Outlets—Vineland Avenue	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Jersey Shore Premium Outlets	Tinton Falls	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Outlet Center	Las Vegas	NV
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH
Columbia Gorge Premium Outlets	Troutdale	OR

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2010

Property Name	City	State
Allen Premium Outlets	Allen	TX
Houston Premium Outlets	Cypress	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Austin	TX
Leesburg Corner Premium Outlets	Leesburg	VA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
Community/Lifestyle Centers:
Pier Park	Panama City Beach	FL
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
Lincoln Crossing	O'Fallon	IL
Matteson Plaza	Matteson	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Eastland Convenience Center	Evansville	IN
Greenwood Plus	Greenwood	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2010

Property Name	City	State
Empire East	Sioux Falls	SD
The Arboretum	Austin	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Wolf Ranch Town Center	Georgetown	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Coconut Point Hyatt	Estero	FL
University Mall	Pensacola	FL
Factory Merchants Branson	Branson	MO
Nanuet Mall	Nanuet	NY
Crossville Outlet Center	Crossville	TN
Factory Stores at North Bend	North Bend	WA

(1)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

 SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of September 30, 2010
($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(1)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	7.50% Cumulative Redeemable(2)	255,373	$100	$25,537	N/A

(1)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on September 30, 2010 was $70.27 per share.

(2)
Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Changes in Company Common Share and Operating Partnership Unit Ownership For the Period from December 31, 2009 through September 30, 2010
SIMON PROPERTY GROUP Selected Financial and Equity Information As of September 30, 2010 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations
SIMON PROPERTY GROUP Unaudited Pro-Rata Balance Sheet
SIMON PROPERTY GROUP NOI Composition(1)(2) For the Nine Months Ended September 30, 2010
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense As of September 30, 2010 (In thousands)
SIMON PROPERTY GROUP Reconciliation of Non-GAAP Financial Measures As of September 30, 2010 (in thousands, except as noted)
SIMON PROPERTY GROUP Footnotes to Reconciliation of Non-GAAP Financial Measures
SIMON PROPERTY GROUP U.S. Portfolio GLA As of September 30, 2010
SIMON PROPERTY GROUP U.S. Operational Information(1) As of September 30, 2010
SIMON PROPERTY GROUP U.S. Lease Expirations (1)(2) As of September 30, 2010
SIMON PROPERTY GROUP U.S. Top Tenants(1) As of September 30, 2010
SIMON PROPERTY GROUP Other U.S. Operational Information As of September 30, 2010
SIMON PROPERTY GROUP International Operational Information As of September 30, 2010
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP U.S. Anchor/Big Box Openings 2010 - 2011
SIMON PROPERTY GROUP Capital Expenditures For the Nine Months Ended September 30, 2010 (In thousands)
SIMON PROPERTY GROUP U.S. Development Activity Report(1) Project Overview and Construction-in-Progress As of September 30, 2010
SIMON PROPERTY GROUP International Development Activity Report* Project Overview, Construction-in-Progress As of September 30, 2010
SIMON PROPERTY GROUP Total Debt Amortization and Maturities by Year (Our Share) As of September 30, 2010 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of September 30, 2010 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of September 30, 2010 (In thousands)
SIMON PROPERTY GROUP Unencumbered Assets As of September 30, 2010
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of September 30, 2010 ($ in 000's, except per share amounts)